                                                                    EXHIBIT 10.2


DATED                                   DAY OF
------------------------------------------------------------

                              MEMORANDUM OF LEASE

                                    BETWEEN

          MINISTER FOR TRANSPORT AND URBAN PLANNING A BODY CORPORATE
                UNDER THE ADMINISTRATIVE ARRANGEMENTS ACT 1994

                                  THE LESSOR


                                     -AND-


                      AUSTRALIA SOUTHERN RAILROAD PTY LTD

                              A.C.N. 079 444 296

                                  THE LESSEE




                                CROWN SOLICITOR
                 Level 5, 45 Pirie Street, Adelaide  SA  5000

_________________________________________________________________________
NOTE:- Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

Railcor6
7 November 1997

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                                   CONTENTS


Clause                                                                                              PAGE

1. DEFINITIONS AND INTERPRETATION...................................................................    1
1.1 Definitions.....................................................................................    1
1.2 Interpretation..................................................................................    7
1.3 Business Day....................................................................................    8
2.  LEASE, RESERVATIONS AND ANCILLARY RIGHTS........................................................    8
2.1 Grant of Lease..................................................................................    8
2.2 Term of Lease...................................................................................    8
2.3 Holding over....................................................................................    8
2.4 Right of Renewal................................................................................    8
2.5 Ancillary Rights................................................................................   10
2.6 Reservation.....................................................................................   10
2.7 Ancillary Rights over SACBH Land................................................................   10
2.8 Agreement between SACBH and Lessee..............................................................   10
2.9 Variation if Lessor is not a State Agency.......................................................   11
3. RENT, AND OUTGOINGS..............................................................................   11
3.1 Rail Corridor Rent..............................................................................   11
3.2 Balance of the Land Rent........................................................................   12
3.3 Payment of Rent.................................................................................   12
3.4 Payment of Outgoings............................................................................   12
3.5 Commercial Rent.................................................................................   12
4. LAND AREA SUBJECT TO VARIATION...................................................................   13
4.1 Variations......................................................................................   13
4.2 Surrender of land not used for Railway Operations...............................................   13

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

NOTE:- Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

4.3 Process (Surrender and Acquisition of Track Infrastructure).....................................  16
4.4 Disputed Valuation..............................................................................  17
4.5 Process (Hazard Removal Obligations)............................................................  17
4.6 Surrender of the Lease and Consequential Matters................................................  18
4.7 Adjustments to Rail Corridors...................................................................  19
4.8 Use of Track Infrastructure.....................................................................  19
5. LESSOR'S RIGHTS AND OBLIGATIONS..................................................................  20
5.1 Quiet enjoyment.................................................................................  20
5.2 Reservations....................................................................................  20
5.3 Permit use of existing rights...................................................................  20
5.4 Lessor's right to enter Land....................................................................  21
5.5 Dedication or easement..........................................................................  21
5.6 Lessor may perform Lessee's obligations.........................................................  21
5.7 Lessor's consent................................................................................. 21
5.8 Property Records................................................................................. 22
5.9 No compensation for buildings and improvements................................................... 22
5.10 Title to Land................................................................................... 22
5.11 Lodgement of Documents.......................................................................... 22
5.12 The Existing Leases............................................................................. 23
5.13 Creation of Easements........................................................................... 23
5.14 Native Title.................................................................................... 24
6. LESSEE'S OBLIGATIONS.............................................................................. 25
6.1 General obligations.............................................................................. 25
6.2 Use.............................................................................................. 26
6.3 Maintenance of Land.............................................................................. 28

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

NOTE:- Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.


6.4 Notification of damage............................................................................  28
6.5 Lessor's interest in Land.........................................................................  29
6.6 Cost and risk of Lessee's obligations.............................................................  29
6.7 Access to Records.................................................................................  29
6.8 National Estate Significance......................................................................  29
7. INSURANCE, RISK AND INDEMNITIES....................................................................  30
7.1 Public liability..................................................................................  30
7.2 Workers' compensation.............................................................................  31
7.3 Industrial Special Risks..........................................................................  31
7.4 Proceeds of Insurance.............................................................................  31
7.5 Policies..........................................................................................  32
7.6 Maintain insurance................................................................................  32
7.7 Disclaimer........................................................................................  33
7.8 Lessor's Rights to Insure.........................................................................  33
7.9 Lessee's risk.....................................................................................  33
7.10 Release of Lessor................................................................................  33
7.11 Indemnity........................................................................................  34
7.12 Continuing indemnity.............................................................................  34
8. ASSIGNMENT, SUBLEASE AND MORTGAGE..................................................................  34
8.1 Assignment........................................................................................  34
8.2 Sublease and Licensing............................................................................  35
8.3 Permitted Dealing.................................................................................  35
8.4 Mortgage..........................................................................................  35
8.5 Dealing with Track Infrastructure.................................................................  37
9. TERMINATION........................................................................................  37

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

NOTE:- Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

9.1 Events of default.................................................................................  37
9.2 Process (Termination).............................................................................  40
9.3 Appointment of attorney...........................................................................  40
9.4 Indemnity for breach..............................................................................  40
9.5 Interest on overdue money.........................................................................  41
9.6 Other Remedies....................................................................................  41
10. CONSEQUENCES OF TERMINATION OR EXPIRY.............................................................  41
10.1 Right to acquire Track Infrastructure............................................................  41
10.2 Useable Track Infrastructure.....................................................................  41
10.3 Unacquired Track Infrastructure..................................................................  41
10.4 Removal of Hazards...............................................................................  42
10.5 Process (Acquisition of Track Infrastructure)....................................................  42
10.6 Disputed Valuation...............................................................................  43
10.7 Surrender of the Lease and Consequential Matters.................................................  43
11. HAZARD REMOVAL....................................................................................  44
11.1 Application......................................................................................  44
11.2 Meanings.........................................................................................  44
11.3 Exclusion of Obligation..........................................................................  45
11.4 Attachment of Obligation.........................................................................  45
11.5 Discharge of Obligation..........................................................................  45
12. FORCE MAJEURE.....................................................................................  46
12.1 Definition.......................................................................................  46
12.2 Specific Circumstances...........................................................................  46
12.3 Expenditure......................................................................................  47
12.4 Effect...........................................................................................  47

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

NOTE:- Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

12.5 Obligation to Work Around........................................................................  47
12.6 Notification.....................................................................................  47
12.7 Abatement of Rent................................................................................  47
13. GENERAL...........................................................................................  47
13.1 Notices..........................................................................................  47
13.2 Compliance with Law..............................................................................  48
13.3 Governing law....................................................................................  48
13.4 Waiver...........................................................................................  48
13.5 Severability.....................................................................................  49
13.6 Counterparts.....................................................................................  49
13.7 Further assurance................................................................................  49
13.8 Entire agreement.................................................................................  49
13.9 Costs and expenses...............................................................................  49
13.10 Exclusion of statutory provisions...............................................................  50
13.11 Mitigation......................................................................................  50
13.12 Payment after notice............................................................................  50
13.13 Disputes Provision............................................................................... 50
13.14 Confirmation of Compliance with Lease............................................................ 52
13.15 Lessee's warranty................................................................................ 53
13.16 No merger........................................................................................ 53
13.17 Exclusion of moratorium.......................................................................... 53
14. CONTAMINATION...................................................................................... 53
14.1 Definitions....................................................................................... 53
14.2 Existing Contamination and Commonwealth Remediation............................................... 54
14.3 Compliance with Environmental Notices............................................................. 54

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

NOTE:- Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

14.4 Indemnity......................................................................................... 54
15. EXCLUSION OF COVENANTS IMPLIED BY STATUTE.......................................................... 55
15.1 Real Property Act................................................................................. 55
15.2 Landlord and Tenant Act........................................................................... 55
16. FURTHER ASSURANCES................................................................................. 55
17. ACKNOWLEDGEMENT THAT THIS LEASE IS NOT A "MISCELLANEOUS LEASE"..................................... 55











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

NOTE:- Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

THIS MEMORANDUM OF LEASE
------------------------

BETWEEN:
-------


MINISTER FOR TRANSPORT AND URBAN PLANNING A BODY CORPORATE UNDER THE
--------------------------------------------------------------------
ADMINISTRATIVE ARRANGEMENTS ACT 1994 (the "Lessor")
------------------------------------


AND
---


AUSTRALIA SOUTHERN RAILROAD PTY LTD [A.C.N 079 444 296] (The "Lessee")
-----------------------------------


THE PARTIES COVENANT AS FOLLOWS
-------------------------------

The Lessor hereby leases to the Lessee the land described in Schedule 1 and further described in the plans exhibited to this Memorandum of Lease ("the Land") for the term of 50 years commencing on the Commencing Date specified in this Lease (subject to the right of renewal granted in this Lease) and at the rent and on the other provisions contained in this Lease subject to and reserving to the Lessor and other persons as described in this Lease, the rights, powers or entitlements specified in Schedule 1.

1.  DEFINITIONS AND INTERPRETATION

    1.1   DEFINITIONS

          In this Lease unless the contrary intention appears:

          1.1.1 AGREEMENT TO LEASE means the Deed of Agreement to Lease and Charge made between the Lessor, SA Rail Pty Ltd, ACN 077 946 340 and the Lessee dated the 7th day of November 1997.

          1.1.2 AUTHORITY includes any government, semi or local government, statutory or other authority or body, but does not include the Lessor in its capacity either as lessor, pursuant to this Lease or as the holder of an estate in freehold in any portion of the Land.

          1.1.3 BALANCE OF THE LAND means all the Land other than the Rail Corridor.

          1.1.4 BULK HANDLING FACILITIES means bins, silos, elevators, conveyor belts and other accommodation, plant and equipment for the reception, storage, handling and delivery of grain in bulk.



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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        1.1.5 BUSINESS DAY means a day on which banks are open for general banking business in Adelaide excluding Saturdays, Sundays and Public Holidays.

        1.1.6   COMMENCING DATE means 7 November 1997.

        1.1.7 COMMERCIAL RENT means rent calculated in accordance with clause 3.5.

        1.1.8   COMMISSION means the Australian Heritage Commission.

        1.1.9   CONTAMINATION means in the respect of Land:

                1.1.9.1 affectation or degradation by the presence of any chemical substance (including without limitation any dangerous good, hazardous material, asbestos or any waste), where having regard to the use of the Land or of any other land in its vicinity, the chemical substance creates or may create a risk of harm to the environment.

        1.1.10  DISPUTES PROVISION means clause 13.13.

        1.1.11 DORMANT CONDITION in respect of a line or part of a line means that;

                1.1.11.1  the line is closed to rail traffic;

                1.1.12.1  road crossings are not operated; and

                1.1.13.1 Track Infrastructure is maintained only to a level in which it is reasonably practicable to reopen the line for rail traffic of a similar volume and nature as was operated on the line before it was closed to rail traffic, within a period of two weeks.

        1.1.12  EVENT OF DEFAULT means an event referred to in clause 9.1.

        1.1.13 EXISTING LEASE means a lease over any part of the Land granted by a predecessor in title to the Lessor which is current as at the Commencement Date and which is binding on the Lessor by virtue of Section 6 of the Non-metropolitan Railways (Transfer) Act 1997.

        1.1.14  EXCLUDED LAND means the Land defined in item 2 of Schedule 1.

        1.1.15  HAZARD REMOVAL WORK has the meaning attributed in clause 11.


        1.1.16 LEASE means this Lease and any equitable Lease or common law tenancy evidenced by this Lease.

        1.1.17 LESSEE means Australia Southern Railroad Pty Limited (ACN079 444 296)


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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        1.1.18 LESSEE'S AGENTS means every agent, employee, licensee, contractor and invitee of the Lessee.

        1.1.19 LESSEE'S PROPERTY means all the Lessee's fixtures, fittings, equipment, furnishings and other property of the Lessee on the Land (including the Track Infrastructure);

        1.1.20 LESSOR means the Minister for Transport a body corporate pursuant to the Administrative Arrangements Act, 1994 (SA).

        1.1.21  LINEAR CONTINUITY means, in respect of a line,

                1.1.22.1 the state of being either physically open to rail traffic along its whole length, or maintained in a Dormant Condition, and

                1.1.21.1 the state of being maintained in the possession of the Lessee.

        1.1.22 LINE means a part of the Rail Corridor that lies between two specified locations and includes the associated yards, sidings, terminals, stations and other Track Infrastructure needed to allow and facilitate the operation of rolling stock between those two locations;

        1.1.23 MARKET VALUE with respect to any Track Infrastructure means the fair market value of the Track Infrastructure assessed on the basis of continued railways usage, without deduction of replacement value of tunnels, bridges or formations reverting to the Lessor.

        1.1.24  MINIMUM SERVICE REQUIREMENTS means the services specified in
                Schedule 4.

        1.1.25  NATIONAL ESTATE LAND means:

                1.1.25.1 that part of the Land which is at the Commencing Date entered in the Register of the National Estate maintained by the Commission including the land described in Schedule 6 to this Lease; and

                1.1.25.2 any part of the Land which at any time during the Term, is entered in the Register of the National Estate maintained by the Commissioner.

        1.1.26  NON OPERATIONAL LINES means the lines:

                1.1.26.1  from Wolseley to Mount Gambier,
                1.1.26.2  from Millicent to Mount Gambier,
                1.1.26.3  from Victorian border to Mount Gambier,


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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                1.1.26.4  from Wallaroo to Snowtown.

        1.1.27 OUTGOINGS means all amounts payable or incurred by the Lessor or the Lessee during the Term in respect of the Land or the control, management or maintenance of the Land including, but not limited to, the following:

                1.1.27.1 (RATES AND LEVIES) all rates, rents, levies and other charges payable to any Authority;

                1.1.27.2 (TAXES) all imposts, duties, fees, deductions, compulsory loans or withholdings and taxes (including but subject to the operation of Section 9 of the Non-metropolitan Railway (Transfer) Act 1997 and Section 16 of the Railways (Operation and Access) Act 1977, land tax in respect of the Balance of the Land but excluding income tax and capital gains tax) payable to any Authority;

                1.1.27.3 (INSURANCE) any insurance premium and other expense relating to any insurance policy of any kind required to be obtained under this Lease, whether in respect of the Land, its use, the Lessee's Property or the Lessee's business including, but not limited to, insurance in respect of, public liability and consequential loss; and

                1.1.27.4 (SERVICES) the cost of all services supplied to the Land including, but not limited to, lighting, power, heating, water, air-conditioning, security and emergency services, and all associated maintenance, repair, replacement and servicing costs, and

                1.1.27.5 compensation for which the Lessee is responsible under clause 5.14.2.3.2.;

                but excluding:

                1.27.6 amounts paid or incurred by the Lessor which the Lessor is under no legal obligation to pay, or which arise out of a legal obligation voluntarily assumed by the Lessor,

                1.27.7 any amount paid or incurred by the Lessor pursuant to an obligation assumed by the Lessor in respect of which the Lessor is entitled to exemption,

                1.1.27.8 and compensation for which the Lessor is responsible under clause 5.14.2.3.1.

        1.1.28  RAIL CORRIDOR means that part of the Land described in
                Schedule 3.

        1.1.29 RAILWAY OPERATIONS means services provided by or in association with:



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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                1.1.29.1 the provision, maintenance, movement, shunting, storage, fuelling, unfuelling, loading and unloading of Rolling Stock to transport freight by rail; and

                1.1.29.2 the provision, maintenance, storage, building, rebuilding, servicing, replacing and repairing of Track Infrastructure and Rolling Stock; and

                1.1.29.3 the conduct of the business of handling, storing and transporting freight and passengers, or either, by rail (and incidentally by road); and

                1.1.29.4 the maintenance and operation of signalling and communication equipment; and

                1.1.29.5  includes a Railway Integrated Business.

        1.1.30  RAILWAY INTEGRATED BUSINESS means a business:

                1.1.30.1 which is conducted in an integrated fashion with the rail network;

                1.1.30.2 which is conducted in premises where the Lessee has the capacity to deliver and recover freight by rail;

                1.1.30.3 which is conducted in premises where there is a rail spur specific to the business; and

                1.1.30.4 in respect of which the Lessee in practice conducts delivery of supplies and recovery of production by rail.

        1.1.31 RELATED PARTY of the Lessee means either of the following:

                1.1.31.1  a "related party" of the Lessee for the purposes of
                          Section 243F of the Corporations Law;

                1.1.31.2 a "related body corporate" of the Lessee for the purposes of Section 50 of the Corporations Law.

        1.1.32 RENT PAYMENT DATES means the day after the fifth anniversary of the Commencing Date, and thereafter the 1st day of March, June, September and December in each year for the remainder of the Term.

        1.1.33 ROLLING STOCK means a vehicle (whether or not self-propelled) that operates on or uses a railway line.

        1.1.34 SACBH means South Australian Co-Operative Bulk Handling Limited, a Corporations Law entity limited by guarantee without a share capital (A.C.N. 007 556 256) and includes any person who operates Bulk Handling Facilities wholly or partially in place of SACBH.

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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        1.1.35 SAICORP means South Australian Government Captive Insurance Corporation a body corporate established pursuant to the Public Corporations Act, 1993.

        1.1.36 SIGNIFICANT PUBLIC HAZARD has the meaning attributed in clause 11.

        1.1.37 STATE AGENCY means the Crown in right of the State of South Australia an agency or instrumentality of the Crown in right of the State of South Australia a "Minister" within the meaning of the Administrative Arrangements Act 1994 or a public corporation within the meaning of the Public Corporations Act 1993.

        1.1.38 SURRENDER NOTICE means a notice given by the Lessor to the Lessee or by the Lessee to the Lessor in terms of clause 4.3.

        1.1.39 TRACK INFRASTRUCTURE means the following improvements to the Land, whether or not constituting fixtures at law:

                1.1.39.1 track work including without limitation, rail lines, crossing loops, level crossings, sleepers, ballast, fastenings, points, poles, pylons, pipes, drains, structures, supports, overhead lines, buffer stops, posts and signs;

                1.1.39.2 earthworks and formations including cuttings, embankments, tunnels (including any tunnel lighting and ventilation), ditches and retaining walls;

                1.1.39.3 bridges, culverts, overpasses, under bridge, viaducts, jetties and wharves;

                1.1.39.4 signalling and train control and communications systems (including signal boxes, huts and telegraph and transmission lines and instruments) which are necessary for the safe and proper movement of trains;

                1.1.39.5 access roads, approaches, footpaths, gates, cattle stops, and fences; and

                1.1.39.6 buildings and other structures including platforms, railway stations, passenger terminals, freight sheds, freight terminals, roundhouses, workshops and associated buildings.

                1.1.39.7 anything coming within the definition from time to time of "fixed railway infrastructure" within the meaning of the Railways (Operations and Access) Act 1997; and

                1.1.39.8 anything placed or installed on the Land by or on behalf of the Lessee or a person claiming through the Lessee in substitution for


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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                or in addition to anything fixed, installed or situated on the Land as at the Commencing Date;

        but does not include Bulk Handling Facilities paid for or operated by or on behalf of SACBH. as at or prior to the Commencing Date;

        1.1.40 Term means the term of this Lease commencing on the Commencing Date and terminating on the Terminating Date.

        1.1.41  Terminating Date means 7 November 2047.

1.2     INTERPRETATION

        In this Lease, headings and underlining are for convenience only and do not affect interpretation, and unless the context otherwise requires:

        1.2.1   words importing the singular include the plural and vice versa;

        1.2.2 a covenant or agreement on the part of two or more persons binds them jointly and severally;

        1.2.3 a reference to any thing (including any right or any period of time) includes a part of that thing;

        1.2.4 a reference to an individual or person includes a corporation, partnership, joint venture, association, authority, trust, state or government and vice versa;

        1.2.5   a reference to any gender includes all genders;

        1.2.6 a reference to a recital, clause, schedule, annexure or exhibit is to a recital, clause, schedule, annexure or exhibit of or to this Lease;

        1.2.7 a recital, schedule, annexure, exhibit or a description of the parties forms part of this Lease;

        1.2.8 a reference to any agreement or document is to that agreement or document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

        1.2.9 a reference to any Act or statutory instrument or particular provision of an Act or such statutory instrument is taken to include:

                1.2.9.1 all regulations, orders or instruments issued under the legislation or provision;

                1.2.9.2 any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision; and


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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                1.2.9.3  any substituted legislation or substituted provision.

                1.2.9.4 a reference to any party to this Lease or any other document or arrangement includes that party's executors, administrators, substitutes, successors and permitted assigns;

                1.2.9.5 where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning; and

                1.2.9.6  a reference to a month is to a calendar month.

        1.3     BUSINESS DAY

                If the day on or by which any thing is to be done under this Lease is not a Business Day, that thing must be done:

                1.3.1 if it involves a payment other than a payment which is due on demand, on the preceding Business Day; and

                1.3.2   in all other cases, no later than the next Business Day.

2.  LEASE, RESERVATIONS AND ANCILLARY RIGHTS

    2.1  GRANT OF LEASE

         The Lessor leases to the Lessee and the Lessee takes a lease of the Land on the terms and conditions set out in this Lease.

    2.2  TERM OF LEASE

         This Lease begins on the Commencing Date and ends on the Terminating Date.

    2.3  HOLDING OVER

         2.3.1 If the Lessee continues to occupy the Land with the Lessor's consent after the Terminating Date, the Lessee is a quarterly tenant.

        2.3.2 Subject to this clause 2.3, the quarterly tenancy is on the same terms as this Lease, but including any other changes necessary to make the terms appropriate for a quarterly tenancy.

        2.3.3 Either party may terminate the quarterly tenancy by giving three months' written notice to the other which notice may expire at any time.

   2.4  RIGHT OF RENEWAL

        2.4.1 If the Lessee, at any time after the expiry of 40 years and before the expiry of 45 years after the Commencing Date:



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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                2.4.1.1 gives the Lessor a notice of intention to renew under this clause at any time;

                2.4.1.2 provides the Lessor with an investment plan which in the Lessor's reasonable opinion represents a reasonable commitment to maintain and enhance Railway Operations to the extent that is commercially realistic in the prevailing circumstances, and includes, to the extent practicable, the following:

                         2.4.1.2.1 A Business Plan for Railway Operations on the Land, including:

                                    (i)   a statement of Corporate intent;

                                    (ii)  a description of the proposed rail
                                          network;

                                    (iii) a business plan including financial
                                          projections with and without the
                                          implementation of specific investment
                                          proposals;

                                    (iv)  a capital works programme, being a
                                          summary of the investment proposals
                                          more fully described below;

                                    (v)   a statement of borrowing requirements;

                                    (vi)  a statement of investment strategy;

                         2.4.1.2.2  An Investment Plan for the Land, including:


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                                      (i)    a description of proposed projects
                                             dealing separately with maintenance
                                             of existing assets, replacement of
                                             existing assets and the creation of
                                             new assets;

                                      (ii)   a cash flow statement of
                                             expenditure and expected income in
                                             respect of each project and in
                                             total is to be included, showing
                                             the payback period;

                                      (iii)  any program of asset disposal or
                                             arrangements for the reuse of
                                             assets for other purposes is to be
                                             provided;

                                      (iv)   a statement showing the source of
                                             funds whether by borrowings, equity
                                             contribution or the like is to be
                                             included;

                                      (v)    The information is to be provided
                                             for each year and include to the
                                             extent practicable, a description
                                             of each proposed project, the
                                             nature of the project, its
                                             location, its commencement, project
                                             period and expected realisation;

                     ("the Renewal Investment Plan"); and

                2.4.1.3  undertakes to carry out the Renewal Investment Plan;

                then provided there is no existing breach of this Lease, the Lessor must grant the Lessee an extension of the Lease of the Land for a further term of 15 years at an annual rental determined in accordance with clause 3 on the same terms and conditions as this Lease excluding the right of renewal conferred in this clause.

        2.4.2 If the Lessor does not approve an investment plan submitted under this clause, the Lessor must give its reasons and the Lessee may submit a further plan or plans subject to this clause.

        2.4.3 Upon grant of the extension referred to in clause 2.4.1, the Lessee must commence and continue implementation of the Renewal Investment Plan unless it is prevented from doing so by some exigency which makes its implementation commercially unfeasible.

        2.4.4 If the Lessee does not commence or ceases to implement the Renewal Investment Plan in accordance with the this clause the Lessor may terminate this Lease on or after the Terminating Date, subject to clause 10.

   2.5  ANCILLARY RIGHTS


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        This Lease is granted together with [Ancillary Rights to be granted commensurate with Vested Rights in accordance with Agreement to Lease; subject to identification of Vested Rights].

  2.6   RESERVATION

        This Lease is subject to rights reserved to the Lessor including rights reserved for the benefit of Land leased by the Lessor to SACBH adjoining the Land ("SACBH Land") as follows [to be identified in accordance with the Agreement to Lease].

  2.7   ANCILLARY RIGHTS OVER SACBH LAND

        Subject to the following subclause, this Lease is granted together with rights reserved by the Lessor for the benefit of the Land over the SACBH Land as follows: [to be identified in accordance with the Agreement to Lease].

  2.8   AGREEMENT BETWEEN SACBH AND LESSEE

        The Lessee must enter into with SACBH, and the Lessor must require SACBH to enter into with the Lessee, an agreement substantially in the form of
        Schedule 5 ("the SACBH Agreement").

        Until the SACBH Agreement is entered into by the Lessee, the Lessee is not entitled to exercise the rights referred to in sub-clause 2.7.

        The Lessor must ensure that under the SACBH Lease, SACBH is not entitled to exercise the rights referred to in clause 2.6 until it has entered into the SACBH Agreement.

  2.9   VARIATION IF LESSOR IS NOT A STATE AGENCY

        2.9.1 If the Lessor's interest in the Land is assigned or vested in an entity that is not a State Agency, this lease must be read subject to the following amendments operable from the date of such assignment or vesting:

                2.9.1.1 delete from the definition of Market Value the words "assessed on the basis of continued railway usage";

                2.9.1.2 clause 5.2(a) shall only operate if the party becoming the Lessor under the Lease is also the holder of the estate in fee simple of the land occupied by SACBH;

                2.9.1.3 notwithstanding anything contained in the Lease when the Lessor's consent is required for anything under the Lease that consent:


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                    2.9.1.3.1  may not be withheld or made subject to conditions unreasonably; and

                    2.9.1.3.2 if withheld or made subject to conditions the Lessor must give written notice of the reasons for withholding approval or attaching the conditions;

            2.9.1.4 The Lessor must, if the Lessee requires, take such steps as are required to register this Lease, at the cost of the Lessee.

        2.9.2 If the Lessor contemplates an assignment or vesting of land occupied by SACBH separately from the Land, the Lessor and Lessee must create easements and rights equivalent to the reservations and ancillary rights in respect of the SACBH Land so as to enable the continued usage of the Land and the SACBH Land under this Lease and the SACBH Lease.

   3.  RENT, AND OUTGOINGS

       3.1  RAIL CORRIDOR RENT

             Rent for the Rail Corridor is:

             3.1.1   $1.00 per annum; and

             3.1.2 after the expiry of 5 years after the Commencing Date, in respect of any portion of the Rail Corridor which is sublet, Commercial Rent.

      3.2   BALANCE OF THE LAND RENT

            Rent for the Balance of the Land is:

            3.2.1   for the first five years of the Term $1.00 per annum; and

            3.3.2   for the balance of the Term, Commercial Rent.

      3.3   PAYMENT OF RENT

            3.3.1 The Lessee must pay the Rent for the Rail Corridor to the Lessor annually in advance on the Commencing Date and on each subsequent anniversary of the Commencing Date (if demanded).

            3.3.2 The Lessee must pay the Rent for the Balance of the Land to the Lessor

                    3.3.2.1 annually in advance on the Commencing Date and on each subsequent anniversary of the Commencing Date for the first five (5) years of the Term (if demanded), and


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                    3.3.2.2  thereafter in advance on each Rent Payment Date by instalments, each instalment to be equal to one quarter of the annual rent due for the relevant 12 month period.

        3.3.3. The rent payable for the Balance of the Land after the first five years of the Term shall be payable without demand, free of exchange and without set-off or counterclaim.

   3.4  PAYMENT OF OUTGOINGS

        3.4.1   The Lessee must;

                3.4.1.1 promptly pay the Outgoings for the Land as and when those Outgoings fall due for payment, or

                3.4.1.2 The Lessor may pay any of the Outgoings which have not been paid by the Lessee when due . Any such sum or sums paid by the Lessor may be recovered from the Lessee together with interest pursuant to clause 9.6 (calculated from the date when any such Outgoings was due) as if the same were rent in arrears.

                3.4.1.3 if any Outgoings are in fact paid by the Lessor under this clause, promptly reimburse the Lessor for the amount so paid by the Lessor upon receipt of evidence that the amount has been so paid.

   3.5  COMMERCIAL RENT

        3.5.1 Commercial Rent in respect of any portion of the Land is an annual rent comprising the sum of eight percent (8%) of the Site Value of the portion of the Land.

        3.5.2   In this clause:

                Site Value is, as at any anniversary of the Commencing Date, the then current site value of the relevant portion of the Land determined by the Valuer General in accordance with the Valuation of Land Act 1971.


  4.1   LAND AREA SUBJECT TO VARIATION

        4.1     VARIATIONS

                4.1.1 The area of the Land may be increased or reduced from time to time in accordance with the provisions of this Clause 4.

                4.1.2 The Lessee agrees to surrender and the Lessor agrees to accept a surrender of this Lease in respect of any Land removed from the scope of this Lease in

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                          accordance with clause 4.2 or 4.3 when that Land is
                          identified and recorded in accordance with this Clause 4.

                4.1.3 If land leased to or used by SACBH is surrendered by SACBH and

                          4.1.3.1   the land is owned by the Lessor;

                          4.1.3.2 the land is reasonably required to perform Railway operations carried on or intended to be carried on by the Lessee; and

                          4.1.3.3 the Lessor does not require the land for any other purpose,

                the Lessee may require the Lessor to enter into a lease of that additional land on the terms and conditions contained in this Lease for the balance of the Term.

  4.2   SURRENDER OF LAND NOT USED FOR RAILWAY OPERATIONS

        4.2.1 If immediately prior to the issue of a Surrender Notice Railway Operations have not been conducted on a portion of the Land, for a continuous period of eighteen months during the Term and have not been recommenced (save for a grace period in respect of the Non Operational Lines of two years from the Commencing Date)

then

        4.2.2 the Lessee may surrender the Lease in respect of that portion of the Land and the Lessor must accept such surrender; and

        4.2.3 the Lessor may require the Lessee to surrender the Lease in respect of that portion of the Land.

        4.2.4 the parties acknowledge that the rights conferred by the preceding sub clause are not in the nature of a remedy for breach, but a means of adjusting the extent of the Land subject to this Lease, in accordance with the following principles;

                4.2.4.1 if Land is not genuinely required for use for Railway Operations, it is properly regarded as non-operational or surplus land which the State may recover for its own purposes;

                4.2.4.2 if Land is used or is genuinely intended for use (as contemplated in clause 4.2.5.4) for Railway Operations, it should be retained for use by the Lessee;

                4.2.4.3 if the Lessee maintains a line or part of a line in a Dormant Condition, that constitutes use for the purposes of this clause, but does not preclude the Lessee from surrendering the relevant part of the Land;


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                4.2.4.4  if the Lessee has a genuine intention to use or to explore the feasibility of use of a part of the Land for Railway Operations, and notifies the Lessor accordingly, then for six months following such notice (unless the Lessee notifies to the contrary) the Lessee is taken to be using the Land for Railway Operations, and on the expiry of the six month period:

                        4.2.4.4.1 if the Lessee provides to the Lessor a bona fide business plan for use of the relevant part of the Land for Railway Operations, and for so long as the Lessee implements or develops the plan with due expedition, the Lessee is taken to be using the Land for Railway Operations; and

                        4.2.4.4.2 if the Lessee does not provide, develop or implement such a business plan, the Lessee is taken not to be using the relevant part of the Land.

        4.2.5 If Minimum Service Requirements are not met with respect to a portion of the Land for a continuous period of 6 months during the first five years of the Term, the Lessor may require the Lessee to surrender the Lease in respect of that portion of the Land.

        4.2.6 If the Lessor requires the Lessee to surrender, or the Lessee elects to surrender a portion of the Land under this clause, the Lessor may at its election acquire all or any part of the Track Infrastructure located on that portion of the Land as at the Surrender Notice Date:

                4.2.6.1 if before the expiry of the first five years after the Commencing Date, without being liable to make any payment, and

                4.2.6.2 if after the expiry of five years after the Commencing Date, upon payment to the Lessee of the Market Value of the Track Infrastructure.

        4.2.7 The Lessor may not exercise its right to acquire less than all the Track Infrastructure located on the portion of the Land under the preceding subclause unless the Track Infrastructure selected comprises, (so far as is practicable in light of the size and location of the land) an integrated package of infrastructure capable of use for Railway Operations.

        4.2.8 With respect to any Track Infrastructure which the Lessor elects not to acquire ("the Unacquired Track Infrastructure):

               4.2.8.1 the Lessee may remove all or any part of the Unacquired Track Infrastructure either before the Lessee is required to deliver a partial Surrender of the Lease with respect to the part of the Land where the Unacquired Track Infrastructure is located, or within a



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                          reasonable time not exceeding six months after the
                          delivery of partial Surrender of the Lease notified by the Lessee by written notice to the Lessor;

                4.2.8.2 if it removes all or any part of the Unacquired Track Infrastructure, the Lessee must ensure that the portion of the Land from which it is removed is not by reason of such removal left unsafe at the Lessee's cost and to the Lessor's reasonable satisfaction; and

                4.2.8.3 if the Lessee does not remove the Unacquired Track Infrastructure within the time required in this clause, then title to that part of the Track Infrastructure passes to the Lessor.

        4.2.9 If the Lessor requires the Lessee to surrender, or the Lessee elects to surrender a portion of the Land under this clause, the Lessee is only obliged to restore or repair any Track Infrastructure;

                4.2.9.1 to the extent necessary to comply with the Lessee's maintenance obligations under this Lease , and

                4.2.9.2 to the extent necessary to repair any damage caused by negligence or wilful act of the Lessee or any person for whom the Lessee is legally responsible.

        4.2.10 The Lessee must comply with the Hazard Removal Obligation in respect of the part of the Land in respect of which the Lessee is required to deliver a partial Surrender of the Lease.


  4.3   PROCESS (SURRENDER AND ACQUISITION OF TRACK INFRASTRUCTURE)

        4.3.1 In order to exercise the Lessor's right to require the Lessee to surrender a portion of the Land under clause 4.3, the Lessor must give the Lessee a Surrender Warning Notice (which may be given before the right of the Lessor to require the surrender arises, in respect of circumstances which the Lessor believes will give rise to such a right, if continued) and, at the time the right arises or 60 days after the service of the Surrender Warning Notice (whichever is later), a Surrender Notice.

        4.3.2 In order to exercise the Lessee's right to surrender a portion of the Land under clause 4., the Lessee must give the Lessor a Surrender Notice.

        4.3.3   A Surrender Warning Notice must:

                4.3.3.1   state that it is a Surrender Warning Notice;
                4.3.3.2   be dated;
                4.3.3.3 adequately identify the portion of the Land to which it relates; and



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        4.3.3.4   set out the facts on the basis of which the Lessor believes the right to require a Surrender has arisen or will arise.

  4.3.4 A Surrender Notice must:

        4.3.4.1   state that it is a notice under this clause;
        4.3.4.2   be dated,
        4.3.4.3 adequately identify the portion of the Land in respect of which a partial surrender is required or intended,
        4.3.4.4 set out the facts which give rise to the application of this clause.

  4.3.5 If the party receiving a Surrender Warning Notice or a Surrender Notice (the "receiving party") wishes to dispute that the other party (the "notifying party") is entitled to give the Notice, the receiving party must so notify the notifying party not later than one month after the date of the Surrender Notice, and must state the matters of fact and any other matter specified in the Notice with which the receiving party takes issue. The receiving party must also provide the notifying party with such evidence as practicable in support of the receiving party's position within 45 days of the Notice.

4.3.6 No later than 90 days after a Surrender Notice which is not disputed under the preceding subclause is given by either party, or not later than 90 days after any dispute as to the Surrender Notice is resolved (if resolved in favour of the validity of the Surrender Notice) the Lessee must give the Lessor written notice ("Notice of Value and Condition ") in respect of the relevant portion of the Land:

        4.3.6.1 referring to the relevant Surrender Notice and the portion of the Land to which it relates;

        4.3.6.2 if the Lessee would be entitled to require payment for the Track Infrastructure, the Lessee's estimate of the Market Value of the Track Infrastructure, itemised insofar as practicable with respect to the various categories of the Track Infrastructure; and

        4.3.6.3 a description of any Significant Public Hazard on or in the relevant portion of the Land.

  4.3.7 Within 90 days of receiving a notice of Terms of Surrender, the Lessor must advise the Lessee by notice in writing:

        4.3.7.1 whether the Lessor elects to acquire all or any of the relevant Track Infrastructure and identifying that category or part of the Track Infrastructure to be acquired ("the Nominated Track Infrastructure");



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        4.3.7.2  (if the Lessee is entitled to payment for the Nominated Track
                 Infrastructure), whether the Lessor accepts or disputes the Lessee's assessment of its Market Value and if disputed, the Lessor's assessment of its Market Value.

   4.4  DISPUTED VALUATION

        4.4.1 If the parties do not, within one hundred and twenty days of the Notice of Value and Condition, agree on either the Market Value of Nominated Track Infrastructure for which the Lessor is liable to pay, then a party may refer the matter to an independent Expert for determination.

        4.4.2 In the case of a dispute as to the Market Value of Nominated Track Infrastructure, the independent expert must certify the Market Value of the relevant Track Infrastructure and within thirty days of receipt of this determination the Lessor must either confirm or revoke its election to acquire the Nominated Track Infrastructure or part of it.

        4.4.3 If the Lessor revokes its election to acquire any Track Infrastructure after an Expert Determination of its Market Value which exceeds the Lessor's assessment of its Market Value, then the Lessor must pay the whole of the costs of the Expert Determination.

  4.5   PROCESS (HAZARD REMOVAL OBLIGATIONS)

        4.5.1   Not later than 60 days after;

                4.5.1.1 receiving a Notice of Value and Condition in respect of a part of the Land on which there is no Track Infrastructure; or

                4.5.1.2 electing not to acquire any Nominated Track Infrastructure, or

                4.5.1.3 agreeing the Market Value of Nominated Track Infrastructure; or

                4.5.1.4 receiving an Expert Determination of Nominated Track Infrastructure;

                the Lessor must give the Lessee a Hazard Removal Notice.

        4.5.2 A Hazard Removal Notice must identify any Significant Public Hazard described in the Notice of Value and Condition or otherwise known to the Lessor to which the Lessor attaches a Hazard Removal Obligation in accordance with clause 11.

        4.5.3 If the Lessee wishes to dispute any matter in the Hazard Removal Notice, the Lessee must notify the Lessor of the matter in dispute and, to the extent practicable, any matters of fact relevant to the dispute not later than 30 days after receipt of the Hazard Removal Notice.



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        4.5.4   If the parties do not within 90 days of the Hazard Removal
                Notice agree the Hazard Removal Obligation, a party may refer the matter for Expert Determination.

        4.5.5 The Expert must determine what the Hazard Removal Obligation under clause 11 is.

        4.5.6   The Lessee must comply with its Hazard
                Removal Obligation with respect to a part of the Land not later than six months after;

                4.5.6.1 the Hazard Removal Notice in respect of that part of the
                        Land; or

                4.5.6.2 if the Hazard Removal Notice is disputed in accordance with this clause, the date of the Expert Determination as to the Hazard Removal Obligation.

  4.6   SURRENDER OF THE LEASE AND CONSEQUENTIAL MATTERS

        4.6.1 Where a valid Surrender Notice has been given by one party to the other under clause 4.4

        4.6.2   the Lessee must:

                4.6.2.1 execute and deliver a partial surrender of the lease in respect of the relevant portion of the Land, not later than six months after the date of the Surrender Notice or six months after the determination by an independent expert of any dispute as to the Hazard Removal Work, whichever is the later ("the Surrender Date"), and

                4.6.2.2 relinquish possession of the portion of the Land to the Lessor upon demand by the Lessor at any time after the Surrender Date.

        4.6.3 The costs of the preparation execution and registration of the surrender of lease under this clause must be borne:

                4.6.3.1 if the surrender is given at the election of the Lessee, or pursuant to a Surrender Notice by the Lessor made under clause 4.4(a)(ii) or 4.4(a)(iii), by the Lessee;

                4.6.3.2  in any other case, by the Lessor.

        4.6.4 The Lessor must acquire Nominated Track Infrastructure with respect to which the election to acquire has not been revoked under clause 4.6.2. Title in Nominated Track Infrastructure passes to the Lessor on payment of its Market Value, or if the Lessor is not obliged to pay for it, on nomination by the Lessor.

   4.7  ADJUSTMENTS TO RAIL CORRIDORS


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        If the Lessee wishes to realign or make changes to the boundaries of the
        Land then the parties will co-operate to the intent that:

        4.7.1 any land to be added to the Land must be acquired at the cost of the Lessee in the name of the Lessor and be made subject to the provisions of this Lease;

        4.7.2 with the approval of the Lessor any part of the Land which would be made surplus by the proposed boundary changes may be dealt with by exchanging it for additional land.

  4.8   USE OF TRACK INFRASTRUCTURE

        If within twelve months after a surrender under this clause, the Lessor:

        4.8.1 commences to make use of the Track Infrastructure or a part of the Track Infrastructure which the Lessor elected not to acquire pursuant to this clause ("Unacquired Track Infrastructure") for Railway Operations; or

        4.8.2 makes the Unacquired Track Infrastructure available to another person (a "Railway Licensee") for use in Railway Operations; or

        4.8.3 commences a process of calling for bids or tenders or other process designed to lead to a contract under which it is proposed that a Railway Licensee will acquire or have the use of the Unacquired Track Infrastructure for use in Railway
                Operations:

        then the Lessor will be liable to pay to the Lessee the Market Value of so much of the Unacquired Track Infrastructure as the Lessor or the Railway Licensee uses or acquires.

  5. LESSOR'S RIGHTS AND OBLIGATIONS

     5.1  QUIET ENJOYMENT

          Subject to the Lessor's rights under this Lease, the Lessee may peaceably possess and enjoy the Land for the Term without interruption by the Lessor or any person lawfully claiming from or under the Lessor except as expressly provided in this Lease.

     5.2  RESERVATIONS

          Notwithstanding anything contained in this Lease the Lessor RESERVES to itself and excludes from the grant contained in this Lease the following interests:

                5.2.1.1 the rights of SACBH, subject to the reasonable direction and control of the Lessee, (to the extent that SACBH occupies or is a Lessee from the Lessor of land adjacent to the Rail Corridors) to


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                        take access to and encroach upon Rail Corridors for
                        the purpose of permitting access across tracks for grain handling, shunting wagons on sidings, crossing rail lines, obtaining access to encroachments and facilitating the outloading of grain from silos and otherwise facilitating the ordinary undertaking by SACBH of its business activities on land adjacent to Rail Corridors; and

                5.2.1.2 the areas of land and interests described in Item 2 of
                        Schedule 1.

  5.3   PERMIT USE OF EXISTING RIGHTS

        5.3.1 During the Term the Lessor must permit the Lessee to continue to use all existing drains, waterways, easements and services pertaining to any of the Land which are under the control of the Lessor and which adjoin or neighbour the Land and where any of such land is sold, subdivided or leased, ensure that the Lessee continues to have those rights or provide alternative facilities for the Lessee.

        5.3.2 If any of the Track Infrastructure is situated on Land which is both excised from the description of the Land prior to the grant of this Lease and is adjacent to the Land, the Lessor will ensure that rights of the Lessee to access and use the Track Infrastructure for the purpose of Railway Operations are preserved for the benefit of the Lessee.

  5.4   LESSOR'S RIGHT TO ENTER LAND

        5.4.1 Subject to paragraph 5.4.2, the Lessor may enter the Land together with all necessary workmen and equipment at all reasonable times for the following purposes, if it gives the Lessee reasonable prior notice:

                5.4.1.1 to determine the condition of the Land or whether the
                        Lessee is complying with this Lease;

                5.4.1.2 to exercise its rights under clause 5.6;

                5.4.1.3 to carry out any work to the Land made necessary by any failure by the Lessee to satisfy the terms and conditions of this Lease, or to carry out work on any adjacent property of the Lessor; and

                5.4.1.4 to enable it to comply with any law or any notice from any Authority affecting the Land.

        5.4.2   When exercising its rights under paragraph 5.4.1:

                5.4.2.1 the Lessor must take reasonable steps to minimise any disruption to the Lessee; and



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                5.4.2.2  is not required to give reasonable prior notice or enter at a reasonable time in the case of an emergency, but will give notice to the Lessee promptly thereafter.

  5.5   DEDICATION OR EASEMENT

        The Lessor may dedicate any part of the Land or grant an easement in respect of any part of the Land, but only if such dedication or grant does not;

                5.5.1.1 materially affect the Lessee's rights under this Lease;
                        or

                5.5.1.2 materially impair the Lessee's ability to carry on its business on the Land including, without limitation, the continued conduct of Railway Operations.

  5.6   LESSOR MAY PERFORM LESSEE'S OBLIGATIONS

        The Lessor may, at the Lessee's cost, do anything which the Lessee is obliged to do under this Lease but has failed to do. The Lessor agrees that it will not exercise its rights under this clause unless it has given notice to the Lessee specifying the matter which has not been done and giving the Lessee a reasonable period to take corrective action (such period to be not less than 30 days).

  5.7   LESSOR'S CONSENT

        If the Lessor's consent is required for anything under this Lease, that consent:

        5.7.1   must be in writing; and
        5.7.2 may be given, either conditionally or unconditionally, or withheld, in the Lessor's absolute discretion,

        unless this Lease states otherwise.

  5.8   PROPERTY RECORDS

        For the purposes of clarification it is recorded that ownership of all property information, plans and records relating to the Land at the Commencing Date and made available to the Lessee remains at all times with the Lessor. The Lessor must permit the Lessee, at the Lessee's cost, to have access to such information plans and records in business hours and on reasonable notice, and must permit the Lessee to take copies of such information at the Lessee's expense.

  5.9   NO COMPENSATION FOR BUILDINGS AND IMPROVEMENTS

        5.9.1 Subject to Clause 4 and clause 10, upon the expiration or earlier determination of the Term in respect of the Land or any part all buildings and other improvements remaining on such Land are deemed to have




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                become and to be the sole and exclusive property of the Lessor without the Lessor being required to pay any compensation whatsoever to the Lessee.

        5.9.2 Notwithstanding any thing else in this Lease, title to any tunnel, bridge or formation on any part of the Land will vest in the Lessor without any obligation to make payment to the Lessee on surrender of that part of the Land or termination or expiry of this Lease.

  5.10  TITLE TO LAND

        5.10.1 The parties believe that the Lessor has the necessary rights of ownership, occupation or usage over the Land to enable it to grant this Lease, but the Lessor gives no warranties as to title and will have no liability for any defect in title or right of occupation or usage that may exist, now or in the future.

        5.10.2 To the extent that the Lessee requires any action to be taken in the name of the Lessor in order to remedy any defects referred to in this clause, or requires administrative assistance in obtaining access to records which are available only from the Lessor, the Lessor, at its own expense, will provide all reasonable assistance to the Lessee.

        5.10.3 Despite any other provision in this Lease, the Lessee acknowledges that this Lease is granted subject to any other interests, rights, licences, easements or other agreements binding upon the Lessor, or by statute, affecting the Land.

  5.11  LODGEMENT OF DOCUMENTS

        If:

        5.11.1 an alteration or addition to the Track Infrastructure ("Works") is permitted by this Lease;

        5.11.2 any documents are required by an Authority to be signed and lodged by the Lessor as the proprietor of the Land before the Works are approved by the Authority or performed by the Lessee; and

        5.11.3 the Lessee has prepared and submitted the documents to the Lessor,

        then the Lessor must sign and permit the lodgement of the documents.

  5.12  THE EXISTING LEASES

        The Lessor and the Lessee covenant and acknowledge as follows in respect of the Existing Leases:

        5.12.1 The Lessor shall deliver to the Lessee, on or before the execution of this Lease, copies of all documents in her possession constituting the grant of an Existing Lease or containing covenants or other contractual provisions applicable to an Existing Lease.




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        5.12.2  On and from the Commencement Date and until the expiration or earlier termination of the Existing Leases:

                5.12.2.1 the Lessee shall be entitled to all the rights of a concurrent lessee of the Lessor in respect of the Land, including, without limitation, the right to receive rent and any other moneys payable pursuant to an Existing Lease on and after the Commencement Date and to enforce the rights of the Lessor pursuant to an Existing Lease on and after the Commencement Date; and

                5.12.2.2 the Lessee must comply with all obligations of the Lessor under the Existing Leases.

        5.12.3 On and from the date of the execution of this Lease, the Lessor shall not vary or amend an Existing Lease, accept the surrender of an Existing Lease or release or discharge a Lessee under an Existing Lease from performance of any obligations pursuant to that Existing Lease without the prior written consent of the Lessee.

  5.13  CREATION OF EASEMENTS

        5.13.1 Subject to subclause 5.13.3, the Lessor shall, if requested by the Lessee, and at the cost and expense of the Lessee in all things grant an easement for:

                5.13.1.1 public or private access to and egress from the Land;

                5.13.1.2 support of existing or future structures erected on or from adjoining land (subject to any applicable building and planning laws);

                5.13.1.3 or services of whatever nature to the Land; where the requested easement is reasonably necessary for the purposes of undertaking Railway Operations on the Land.

        5.13.2 This Lease is deemed to be subject to any easement created or granted pursuant to this clause.

        5.13.3 If the Lessor is of the view that either the creation or amendment of or the nature or extent of the rights requested to be agreed, granted or created in respect of any easement requested by the Lessee is not reasonably necessary for the purpose of Railway operations then the Lessor may refer the matter to a relevant Expert under clause 13.13 who shall provide an opinion as to whether the request is reasonably necessary for the relevant purpose.

  5.14  NATIVE TITLE

        5.14.1  The Lessor agrees to notify the Lessee in writing of:




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                5.14.1.1   any native title claims which are lodged over any of
                           the Land after commencement of the Lease, within one month of the Lessor receiving notice of such claim pursuant to Section 66(2) of the Native Title Act
                           (Cth) 1993;

                5.14.1.2 the progress of any native title claims which in any way affects the Lessee's rights and obligations under this Lease;

                5.14.1.3 any Determination which in any way affects the Land, within seven days of the Lessor being notified of such Determination;

                5.14.1.4 any agreement that has been entered into by the Lessor with the Commonwealth or any Aboriginal group concerning native title rights or Aboriginal Items which in any way affects the Lessee's rights under this Lease, within seven days of entering into such agreement; and

                5.14.1.5 any claim of the existence of any Aboriginal Item which in any way affects the Land or the Lessee's rights under this Lease, as soon as it becomes aware of any such claim in its capacity as owner of the Land.

  5.14.2        Determination

                5.14.2.1 The parties do not acknowledge that any native title exists in any of the Land.

                5.14.2.2 The following clause will apply in the event that either;

                           5.14.2.2.1 native title is found to exist in any of the Land under the NTA or any other law; or

                           5.14.2.2.1  any Aboriginal Item is located on the
                                       Land.

                5.14.2.3   As between the Lessor and the Lessee:

                           5.14.2.3.1 the Lessor, and not the Lessee, will be responsible for the payment of compensation and any other moneys (if any) payable to the native title holders of any of the Land, the owners of any Aboriginal Item and any other person payable as a result of the grant of the right of exclusive possession conferred by this Lease; and

                           5.14.2.3.2  if the obligation to pay such
                                       compensation or other moneys arises as a result of the use to which the Lessee or anyone claiming through or under the Lessee puts the Land, and does not fall within the




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                                       scope of clause 5.14.2.3.1,
                                       the Lessee will be responsible for
                                       payment.

                5.14.3    Associated Definitions

                5.14.3.1. ABORIGINAL HERITAGE LAW means a law regulating or otherwise relating to the protection of matters of Aboriginal cultural heritage significance including, without limitation, the Aboriginal and Torres Strait Islander Protection Act 1984 (Cth), the Aboriginal Heritage Act 1988 (SA) and the Aboriginal Relics Act 1975 (Tas);

                5.14.3.2 ABORIGINAL ITEM means any object or site which is of Aboriginal cultural heritage significance to any Aboriginal Group;

                5.14.3.3 DETERMINATION means any notice, order, judgement or declaration issued or made by any government or governmental authority, judicial or quasi-judicial body, or tribunal that native title exists;

                5.14.3.4 NTA means the Native Title Act (Cth) 1993 and complementary South Australian legislation.

6.      LESSEE'S OBLIGATIONS

        6.1     GENERAL OBLIGATIONS

                The Lessee must:

                6.1.1 (COMPLIANCE) at its cost obtain all consents required from any Authority to carry on Railway Operations on the Land and comply in all relevant respects with all laws affecting the Land, the Lessee's Property and the conduct of Railway Operations on the Land;

                6.1.2 (SERVICES) PAY WHEN DUE ALL SANITARY CHARGES AND ALL CHARGES FOR GAS, electricity, telephone and any water consumption charge, garbage removal and all charges for the provision of any services relating to the Lessee's use of the Land;

                6.1.3 (NOTIFICATION) promptly notify the Lessor, as soon as the Lessee becomes aware, of any statutory notice from any Authority with respect to infectious disease or pests on the Land;

                6.1.4 (ACCIDENT, DANGER) promptly provide to the Lessor any information reasonably required by the Lessor with respect to:

                        6.1.4.1 any accident occurring on the Land or as a result of use of the Track Infrastructure;



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                        6.1.4.2  any specific material defect or want of repair
                                 in any improvements on the Land; and

                        6.1.4.3 any specific circumstance which the Lessor considers is reasonably likely to cause any significant danger, risk or hazard to the Land or to any person on the Land or to the public or adjoining buildings in the immediate vicinity of the Land;

                        upon receipt from the Lessor of a notice specifying the accident, defect, want of repair or circumstance, its location (so far as known to the Lessor) and in the case of accident, the time at which it occurred or is believed to have occurred.

                6.1.5 (FIRE PREVENTION) comply with all requirements of any Authority or insurer in respect of the prevention or control of fires in the buildings and the Lessee's Property on the Land or on the Land itself; and

                6.1.6 (payment to Lessor) make every payment to the Lessor under this Lease without any set-off, counterclaim, withholding or deduction.

6.2     USE

        The Lessee has the exclusive right to use, occupy and enjoy the Land during the Term but subject to the terms of this Lease and to the following:

        6.2.1 during the five (5) years following the Commencing Date the Lessee must carry on Railway Operations on and from the land in accordance with the Minimum Service Requirements set out in
                Schedule 3, and thereafter the Lessee must continue to use the land for Railways Operations.

        6.2.2 unless otherwise provided for in this Lease, the Lessee must not use the Land throughout the Term for any purpose other than Railway Operations except where such land is required for future Railway Operations by the Lessee;

        6.2.3 the Lessee must not take any action or knowingly allow any action to be taken during the Term which will interrupt the linear continuity of any Rail Corridor;

        6.2.4 the Lessee must allow any other party holding from the Lessor at the Commencing Date or holding as permitted by this Lease in respect of the Land, such rights of occupation, access, passage, easement, charge, use or any rights or benefits whatever as exist at the Commencing Date including but not limited to the rights described in Section 2 of the Schedule, the full and unimpeded use of such rights or benefits according to and subject to the terms upon which such rights or benefits were conferred, and must:

                6.2.4.1 not knowingly do or allow to be done anything on or in respect of the Land or any adjoining land which the Lessee owns or occupies





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                          or otherwise has control over, which would interfere
                          with such rights or benefits otherwise than to exercise a right under a term upon which such rights or benefits were conferred; and

                6.2.4.2 to the extent that the Lessee is aware of any such obligations, rights or benefits, carry out the obligations of and protect the Lessor in respect of such rights or benefits;

        6.2.5 the Lessee will be entitled to all revenues from the Land and from the carrying on of any business on the Land and must pay and discharge all Outgoings in accordance with Clause 3.2;

        6.2.6 the Lessee must not remove any item of Track Infrastructure from the Land other than pursuant to an order issued by an Authority or in compliance with the Lessee's repair, maintenance and replacement obligations under this Lease, or with the prior written consent of the Lessor, which must not be unreasonably withheld; it is acknowledged that it is not unreasonable for the Lessor to withhold consent or to impose conditions if the Lessor reasonably believes that removal would:

                6.2.6.1 have a significantly adverse effect on continuation of Railway Operations; or

                6.2.6.2 have a significantly adverse effect on regional economic or employment conditions.

                The Lessor must provide written reasons if the Lessor withholds consent or imposes conditions as to the basis of that decision.

        6.2.7 the Lessee must not affix or construct any permanent improvement to or on the Land other than with the prior written consent of the Lessor, which must not be unreasonably withheld or as permitted by the terms of this Lease; it is acknowledged that it is not unreasonable for the Lessor to withhold consent or impose conditions if in the Lessor's reasonable opinion the proposed improvement:

                6.2.7.1   is not intended for use for Railway Operations;
                6.2.7.2 would adversely affect the viability of Railway Operations;
                6.2.7.3 would have a significantly adverse affect on the value of the Lessor's reversionary right in the Land.

                The Lessor must provide written reasons if the Lessor withholds consent or imposes conditions as to the basis of that decision.

        6.2.8 the Lessee must exercise reasonable care in its use and maintenance of the Land to avoid reasonably foreseeable injury to persons or property.




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6.3     MAINTENANCE OF LAND

        The Lessee must, to the extend necessary to avoid nuisance to neighboring properties, to safeguard public safety and to maintain the Lessee' ability to conduct Railway Operations:

        6.3.1 (LAND) keep the Land (including fences) in good condition and free of fire hazards and vermin in all respects (including, without limiting the preceding requirements, grass cutting and weed control and repairing and maintaining as required any damage caused by fire, flood, lightning, storm, war or any act of God);

        6.3.2 (LESSEE'S PROPERTY) keep the Lessee's Property clean and in good repair and condition;

        6.3.3   (REMOVE REFUSE) remove all refuse from the Land regularly;

        6.3.4 (CLEANING) keep any buildings on the Land clean and in good condition; and

        6.3.5 (DAMAGE) as soon as practicable repair any damage to the Lessee's Property or the buildings on the Land.

6.4     NOTIFICATION OF DAMAGE

        The Lessee must notify the Lessor as soon as practicable after the Lessee becomes aware of any material damage to or defect in the Land, the Lessee's Property or any building on the Land of which the cost of repair or rectification is reasonably estimated to exceed $100,000.

6.5     LESSOR'S INTEREST IN LAND

        6.5.1 The Lessee must not do anything which could prejudice the Lessor's interest in the Land.

        6.5.2 This clause is not intended to preclude the Lessee from doing anything expressly permitted by this Lease.

6.6     COST AND RISK OF LESSEE'S OBLIGATIONS

        If the Lessee is obliged to do anything under this Lease, it must do so at its cost and at its risk.

6.7     ACCESS TO RECORDS

        The Lessee must:

        6.7.1 permit the Lessor access at all reasonable times to all information held by the Lessee in any form relating to the Land, the Track Infrastructure and the Lessee's compliance with the terms of this Lease and the Lessee must make



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                no charge for access to records and plans but is entitled to charge a reasonable fee to cover costs involved in supplying any other information; and

        6.7.2 store and maintain such information, records and plans to a reasonable standard.

6.8     NATIONAL ESTATE SIGNIFICANCE

        The parties agree and acknowledge:

        6.8.1 the Lessee must conserve the significance of the National Estate Land in the manner required by the South Australian Heritage Act 1993;

        6.8.2 the Lessee must give to the Commission such assistance in the carrying out of its functions as is reasonably practicable and must comply with all reasonable requests for information made by the Commission in the performance of its functions.

        6.8.3 the Lessee must not take any action which is likely to affect the National Estate Land to a significant extent unless:

                6.8.3.1 it has notified the Lessor and the Commission and afforded the Commission a reasonable opportunity to comment upon the proposed action; and

                6.8.3.2 the Lessee has obtained the consent of the Lessor in writing to the action, such consent not to be unreasonably withheld;

        6.8.4 for the purposes of this clause 6.8, "significant extent" when used in paragraph (c) in relation to National Estate Land includes (without limitation) the following:

                6.8.4.1 restoration of any building or improvements on any part of the National Estate Land;

                6.8.4.2 altering the fabric of any improvements on the National Estate Land or replacing such fabric with another material;

                6.8.4.3 adding to or constructing nearby to existing structures;

                6.8.4.4  redesign and reconstruction of any improvements;

                6.8.4.5 painting unpainted or original or early painted surfaces;

                6.8.4.6 altering the use of any improvements or the intensity of the existing use;

                6.8.4.7  cleaning the fabric of any improvement;





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                6.8.4.8   removing paint by mechanical chemical or blasting
                          methods;

                6.8.4.9   applying masonry preservatives;

                6.8.4.10 demolishing or removing parts of an existing structure;

                6.8.4.11  excavating or removing old soil or footings;

                6.8.4.12  earthworks or landscaping;

                6.8.4.13  removing or planting vegetation;

                6.8.4.14 removing, changing or replacing machinery plumbing sewerage or drains;

                6.8.4.15  removing the contents of any improvements;

                6.8.4.16  installing or upgrading any services;

                6.8.4.17  road or path making;

                6.8.4.18  discontinuing repairs or maintenance; and

                6.8.4.19  the affixing of external signs.

7.  INSURANCE, RISK AND INDEMNITIES

    7.1    PUBLIC LIABILITY

           The Lessee must take out and maintain a public liability insurance policy in respect of the Land and the business and activities conducted on the Land:

           7.1.1 under which the maximum amount payable for a single claim is at least $100,000,000, or any other amount from time to time reasonably required by the Lessor and which a reasonably prudent operator of railway operations for carriage of freight would effect;

           7.1.2 which contains all provisions that are normally contained in public liability policies and any other provisions reasonably required by the Lessor and available at reasonable cost in the insurance market;

           7.1.3 which, without limiting the rest of this clause 7, covers death and injury to any person and damage to property of any person sustained when that person is using or entering the Land or resulting from any thing originating from the Land; and

           7.1.4 which expressly refers to and covers all of the Lessee's obligations under this Lease, including the obligation to indemnify the Lessor.



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7.2     WORKERS' COMPENSATION

        The Lessee must ensure that it is registered as an employer or an exempt employer under the Workers Rehabilitation and Compensation Act 1986 (SA) and that it pays all monthly and other levies due under the Act in respect of its employees engaged for the purpose of Railway Operations on the Land.

7.3     INDUSTRIAL SPECIAL RISKS

        The Lessee must take out and maintain a policy covering the Lessee's Property for their full insurable value on a full replacement and reinstatement basis against loss or damage by fire, explosion, lightning, storm and tempest, earthquake, aircraft, impact by vehicles or vessels, riots, strikes, malicious damage, all water perils including flood, spontaneous combustion and such other risks (if any) as the Lessor may from time to time reasonably direct including extra costs of reinstatement, cost of removal of debris and all professional fees incurred in replacing and/or reinstating the Lessee's Property.

7.4     PROCEEDS OF INSURANCE

        If any loss or damage occurs which is covered by any insurance the Lessee is required to maintain under this Lease the Lessee must:

        7.4.1.1   apply for the insurance proceeds immediately; and

        7.4.1.2   apply the proceeds:

                  7.4.1.2.1 subject to the terms of the relevant insurance policy first to such repairs, replacement, reinstatement or other works on the Land as are required to ensure that the Track Infrastructure and other improvements on the Land are no less capable of supporting the Railway Operations which are conducted on the Land than they were immediately before the event of loss or damage in respect of which the insurance proceeds were paid; and

                  7.4.1.2.2 secondly, to capital investment in equipment, rolling stock or improvements for use in Railway Operations.

        7.4.2 If the parties do not agree on the application of any insurance proceeds under this clause, the matter may be referred by either party to expert determination.

7.5  POLICIES

     The Lessee must do the following in respect of each policy that it is required to maintain under this Lease:






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        7.5.1   take it out with an insurance company approved by the Lessor, whose approval must not be unreasonably withheld and if withheld, the reasons for withholding must be disclosed in writing to the Lessee;

        7.5.2 if requested by the Lessor, give the Lessor a copy of the policy and a certificate of currency for the policy; and

        7.5.3 ensure that the policy notes the interest of the Lessor and contains a requirement that the insurer will not cancel or change the insurance without first giving the Lessor 30 days prior written notice.

7.6   MAINTAIN INSURANCE

      7.6.1 The Lessee must notify the Lessor of any new use of the Land or change in the character of activities conducted on the Land that would:

                7.6.1.1 increase the premium payable on any insurance policy taken out by the Lessor; or

                7.6.1.2 affect the Lessor's rights under insurance policy or make the policy invalid or able to be cancelled; or

                7.6.1.3 increase the risk of the Lessor or the exposure of Lessor under any self insurance regime operated by the Lessor or SAICORP on behalf of the Lessor.

7.7     DISCLAIMER

        7.7.1 The Lessor, in specifying levels of insurance in this Lease, accepts no liability for the completeness of their listing, the adequacy of the sum insured, limit of liability, scope of coverage, conditions or exclusions of those insurances in respect to how they may or may not respond to any loss, damage or liability.

        7.7.2 The Lessee acknowledges and agrees that it is the Lessee's responsibility to assess and consider the risks and scope of insurances required for its activities pursuant to this Lease.

7.8     LESSOR'S RIGHTS TO INSURE

        Notwithstanding any other provision of this Lease, if:

        7.8.1 the Lessee fails to take out or keep in force an insurance policy required pursuant to this Lease or to pay the appropriate premiums when due; or

        7.8.2 the Lessor determines that the insurer under a policy may not be capable of meeting a claim;





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        the Lessor may do anything which is advisable or necessary to take out or keep in force that policy or to take out a new policy complying with this clause at the cost of the Lessee and in the name of the Lessee and the Lessor. The Lessor is not obliged to do anything under this clause.

        If the Lessee fails or refuses to:

        7.8.3   obtain or maintain any insurances required under this clause; or

        7.8.4 provide the Lessor with copies of policies or certificates of currency in relation to them in accordance with this clause;

        then the Lessor may, but is not obliged to, effect and maintain the relevant insurance policy or pay the premiums in respect thereof. The cost of the Lessor doing so will be a debt due by the Lessee to the Lessor payable forthwith by the Lessee receiving written demand from the Lessor requiring payment accompanied with copies of any receipts in respect of the payment of such premiums.

7.9     LESSEE'S RISK

        The Lessee occupies the Land at its own risk.

7.10    RELEASE OF LESSOR

        To the extent permitted by law, the Lessee releases the Lessor from any claim, action, damage, loss, liability, cost or expense which the Lessor incurs or is liable for in connection with any damage, loss, injury or death to or of any person or property on the Land except to the extent (if any) that such damage, loss, injury or death is caused or contributed to by the Lessor, or the Lessor's employees or agents.

7.11    INDEMNITY

        The Lessee indemnifies the Lessor against any claim, action, damage, loss, liability, cost or expense which the Lessor incurs or is liable for in connection with:

        7.11.1 any damage, loss, injury or death, either to person or property except to the extent (if any) that such damage, loss, injury or death is caused or contributed to by the Lessor, or the Lessor's employees or agents;

        7.11.2  any Event of Default;

        7.11.3 the use and occupation of the Land by the Lessee or the Lessee's Agents;

        7.11.4  any service or the misuse of any service provided to the Land;

        7.11.5  the escape of any matter or thing whatsoever from the Land;

        7.11.6  the conduct of Railway Operations on the Land; and





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        7.11.7  the failure of the Lessee to comply with any of its obligations under any Existing Lease, any grant, easement or other right of use or occupation of the Land made pursuant to any agreement entered into prior to the Commencing Date, made as permitted under the terms of this Lease or entered into pursuant to any statute or regulation, except, in each case, to the extent that any such claim, action, damage, loss, liability, cost or expense is caused or contributed to by the wilful misconduct, fraud, or negligence of the Lessor.

7.12    CONTINUING INDEMNITY

        Each indemnity of the Lessee contained in this Lease is:

        7.12.1 in respect of an act, breach or omission which occurs before the termination of this Lease, a continuing obligation of the Lessee and remains in full force and effect after the termination of this Lease; and

        7.12.2  a separate and independent obligation of the Lessee.

8.      ASSIGNMENT, SUBLEASE AND MORTGAGE

        8.1     ASSIGNMENT

                The Lessee must not assign or purport to assign this Lease without the Lessor's prior written consent, which may be withheld, or given subject to conditions, at the Lessor's entire discretion. If the Lessor refuses consent to a proposed assignment, or attaches conditions, the Lessor must give the Lessee written notice of the reasons for refusal or for the conditions.

        8.2     SUBLEASE AND LICENSING

                The Lessee must not grant a sublease or licence with respect to any part of the Land without the Lessor's prior written consent, unless the sublease or licence is a Permitted Dealing within the meaning of the following subclause.

        8.3     PERMITTED DEALING

                Each of the following is a Permitted Dealing:

                8.3.1 a licence over or use of the Rail Corridor for the purposes of a legislative access regime, or any other access regime established or recognised under Part 111A of the Trade Practices Act;

                8.3.2 a licence to a sub-lessee under a Permitted Dealing which performs Railway Operations, for the purpose of performing Railway Operations;

                8.3.3 a licence with respect to traversing or using a part of the Land to an adjoining landowner for purposes which do not prevent use of the Land for






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                Railway Operations provided that any payment to the Lessee for such licence does not exceed the Lessee's costs of administering the arrangement and maintenance of the relevant portion of the Land necessitated by the licensee's use of the portion of the Land;

        8.3.4 a sublease of any part of the Balance of the Land or of the Rail Corridor excluding the railway track, provided that;

                8.3.4.1 in respect of that part of the Land the Lessee must, after the fifth anniversary of the Commencing Date, pay Commercial Rent to the Lessee; and

                8.3.4.2 that part of the Land continues to be used for Railways Operations.

   8.4  MORTGAGE

        8.4.1 The Lessee must not grant an Encumbrance over this Lease without the Lessor's prior written consent, which must not be withheld except for sufficient cause, provided the following conditions are met:

                8.4.1.1 the Lessee has granted the Lessor a charge over the Track Infrastructure to secure its option to purchase, and constraint on the removal at the Track Infrastructure under this Lease;

                8.4.1.2 any financier holding security over any assets of the Lessee's undertaking must enter into an agreement with the Lessor of the nature contemplated in S.26 of the Operations and Access Act on terms acceptable to the Lessor and has entered into agreement as to an agreed form of priority as between the financier's security and the charge referred to in clause 8.4.1.1.

        8.4.2 If the Lessor consents to the granting of an Encumbrance, and subject to compliance with conditions required by the Lessor, the Lessor will enter into a facilitation agreement with the Encumbrance which incorporates terms to be agreed between the Lessor, the Lessee and the Encumbrancee including:

                8.4.2.1 the Lessor giving notice to the Encumbrancee of any default by the Lessee under the terms of the Lease;

                8.4.2.2 the Encumbrancee having the right to remedy any default by the lessee of the terms of the Lease;

                8.4.2.3 the Encumbrancee being entitled to appoint a receiver/manager or the like and the same not being a breach of the Lease so long as the receiver/manager or the like conducts Railways Operations and continues to perform the obligations of the Lessee under the Lease; and






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                8.4.2.4  the Encumbrancee or a receiver/manager of the Lessee have a reasonable period of time in which to sell the Lessee's interest in the Land or the Lessee's Property to a third party in order to realise its security.

        In this clause:

        8.4.3 "ENCUMBRANCE" means any of the following encumbrances of the Lessee's interest in this Lease or the Land or the Lessee's Property granted by the Lessee by way of security for the payment or repayment of any Financial Accommodation provided or any other form of indebtedness incurred by the Lessee in performing its functions under this Lease;

                8.4.3.1 a mortgage, charge, encumbrance, lease, licence, instalment or conditional purchase agreement, pre-emptive right, right of first refusal, agreement to purchase on deferred terms, title retention agreement, preferential right, trust arrangement by way of security, conditional agreement or any other security, interest or power", or

                8.4.3.2   an agreement to grant or create any of the foregoing.


        8.4.4 "ENCUMBRANCEE" means a person to whom the Lessee has granted or in whose favour the Lessee has created an Encumbrance.

        8.5     DEALING WITH TRACK INFRASTRUCTURE

                8.5.1 The Lessee must not transfer or purport to transfer title to the Track Infrastructure or any material part of the Track Infrastructure to another person except:

                        8.5.1.1 with the prior written consent of the Lessor, or

                        8.5.1.2   if the relevant part of the Track
                                  Infrastructure has been removed from the Land in accordance with the terms of this Lease.

                If the Lessee purports to transfer title to Track Infrastructure or any part of it in breach of the preceding subclause, title to the Track Infrastructure or that part of the Track Infrastructure is vested in the Lessor forthwith.

9       TERMINATION

        9.1     EVENTS OF DEFAULT

                9.1.1 The Lessor may terminate this lease forthwith and re-enter and take possession of the Land or, subject to paragraph (b), convert this Lease to a monthly tenancy if any of the following events occurs, is not remedied and is not waived by the Lessor:







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                        9.1.1.1   (NON-PAYMENT) after the fifth anniversary of
                                  the Commencing Date, the Lessee does not pay the Rent (as referred to in paragraph (b) of the definition of Rent) or any other money due to the Lessor under this Lease within 30 days after written demand has been served by the Lessor on the Lessee;

                        9.1.1.2   (BREACH) the Lessee:

                                  9.1.1.2.1   removes any Track Infrastructure
                                              (except as permitted by this
                                              Lease) without the Lessor's
                                              consent and does not reinstate
                                              that Track Infrastructure within
                                              30 days of being required to do so
                                              by the Lessor;

                                  9.1.1.2.2   purports to assign or mortgage
                                              this Lease or grant a sublease
                                              (except as permitted by this
                                              Lease) without the Lessor's
                                              consent;

                                  9.1.1.2.3 fails to establish its head office in the Adelaide area within six months of the Commencing Date, and maintain it in the Adelaide area until the expiry of 5 years from the Commencing Date;

                                  9.1.1.2.4 fails to maintain in operations at the Dry Creek and Port Augusta workshops until the expiry of 5 years after the Commencing Date;

                        9.1.1.3   (REPEAT OR SUBSTANTIAL BREACH)

                                  The Lessee breaches any one of the following obligations on four occasions during a twelve month period (whether the breach is remedied or not), or commits a substantial breach of any of the following obligations and does not remedy that breach as soon as reasonably practicable and in any event within 90 days of being served with notice from the Lessor requiring the breach to be remedied;

                                  9.1.1.3.1   the obligation to permit the
                                              exercise of rights of third
                                              parties over the Land;

                                  9.1.1.3.2   the obligation to permit the
                                              Lessor entry under clause 5.4;

                                  9.1.1.3.3   the general obligations under
                                              clause 6.1;

                                  9.1.1.3.4 the obligation not to use the Land for other than Railways
                                              Operations;






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                        9.1.1.3.5    the obligation to maintain the Land under
                                     clause 6.3;

                        9.1.1.3.6    the obligation to comply with laws;

                        9.1.1.3.7 the obligation to comply with any Environmental Notice under clause 14.

     9.1.1.4    (COMPANY) any of the following occurs :

                9.1.1.4.1 an Administrator is appointed under section 436A, 436B or 436C of the Corporations Law or any action is taken to make such appointment over the Lessee;

                9.1.1.4.2 an application is made to a court under section 459A of the Corporations Law for an order or an order is made that the Lessee be wound up;

                9.1.1.4.3 except to reconstruct or amalgamate while solvent, on terms approved by the Lessor (which approval must not be unreasonably withheld), the Lessee enters into, or resolves to enter into, a scheme of arrangement or composition with, or assignment for the benefit of all or any class of its creditors, or it proposes a re-organisation, moratorium or other administration involving any of them;

                9.1.1.4.4 except to reconstruct or amalgamate while solvent on terms approved by the Lessor (which approval must not be unreasonably withheld), the entity resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, or is otherwise wound up or dissolved; or

                9.1.1.4.5 the Lessee is or states that it is unable to pay its debts when they become due and payable.

                9.1.1.4.6 if the Lessee or a Related Party of the Lessee causes or permits a change in the control of:

                           9.1.1.4.6.1 the composition of the Lessee's board of directors;

                           9.1.1.4.6.2 more than half of the voting power of the Lessee's board of directors;

                           9.1.1.4.6.3 more than half of the voting power of the Lessee's issued share capital; or



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                                9.1.1.4.6.4  more than half of the Lessee's used
                                             share capital (excluding any part
                                             which carries no right to
                                             participate beyond a specified
                                             amount in the distribution of
                                             either profit or capital.

                9.1.1.5 (FAILS TO PROVIDE MINIMUM SERVICES) during the first five years of the Term, the Lessee fails;

                          9.1.1.5.1 to comply with the Minimum Service Requirements for a continuous period of six
                                     (6) months, and

                          9.1.1.5.2 to recommence the provision of those Minimum Service Requirements within 30 days of written notice from the Lessor requesting that such services be provided.

                9.1.1.6 (RAILWAY CEASES) the Lessee ceases to conduct Railway Operations on the entire Rail Corridor for a continuous period of eighteen (18) months.

        9.1.2 If the Lessor converts this Lease to a monthly tenancy under subclause 9.1.1, such monthly tenancy shall be on the same terms as this Lease, and either party may terminate the monthly tenancy by giving one week's written notice to the other.

9.2     PROCESS (TERMINATION)

        9.2.1 In order to exercise the Lessor's right to require the Lessee to terminate, the Lessor must give the Lessee a Termination Warning Notice (which may be given before the right of the Lessor to terminate arises, in respect of circumstances which the Lessor believes will give rise to such a right, if continued) and at the time the right arises or 60 days after the service of the Termination Warning Notice (whichever is later), a Termination Notice.

        9.2.2   A Termination Warning Notice and a Termination Notice must:

                9.2.2.1 be identified as a Termination Warning Notice or a
                        Termination Notice;

                9.2.2.2 be dated; and

                9.2.2.3 set out the facts on the basis of which the Lessor believes the right to terminate has arisen or will arise.

        9.2.3 If the Lessee receives a Termination Warning Notice and wishes to dispute that the Lessor is or will be entitled to terminate, the Lessee must so notify the Lessor not later than one month after the receipt of the Notice, stating the matters of fact and any other matter contained in the Notice with which the





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                Lessee takes issue. The Lessee must also provide the Lessor with such evidence as practicable in support of the Lessee's position within 45 days of receipt of the Termination Warning Notice.

9.3     APPOINTMENT OF ATTORNEY

        The Lessee irrevocably appoints the Lessor its attorney. The Lessor may, in his or her name or in the name of the Lessee, do any of the following after an Event of Default occurs, is not remedied and is not waived by the Lessor:

        9.3.1   any thing which ought to be done by the Lessee under this Lease;

        9.3.2 exercise any right, power, authority, discretion or remedy of the Lessee under this Lease; and

        9.3.3   execute a transfer or surrender of this Lease.

9.4     INDEMNITY FOR BREACH

        Subject to any obligation of the Lessor to mitigate its loss, the Lessee indemnifies the Lessor against any claim, action, loss, damage, cost, liability, expense or payment suffered or incurred by the Lessor in connection with the Lessor's termination of this Lease under clause 9.

9.5     INTEREST ON OVERDUE MONEY

        If the Lessee does not pay any money payable by it under this Lease by the due date, it must pay interest on that amount on demand by the Lessor. Interest is:

        9.5.1 payable from the due date until payment is made by the Lessee before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the money payable becomes merged; and

        9.5.2 calculated on daily balances at the rate of 1% per annum above the rate for 90 day bills published in the Australian Financial Review on, or as near as possible to, the due date; and

        9.5.3   capitalised monthly.

9.6     OTHER REMEDIES

        Nothing in this clause affects any other rights or remedies otherwise available to either party in respect of any breach of this Lease, including without limitation, the right to claim damages, or to apply for an injunctive or declaratory relief or specific performance.

10.     CONSEQUENCES OF TERMINATION OR EXPIRY

        10.1    RIGHT TO ACQUIRE TRACK INFRASTRUCTURE







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                Upon termination or expiry of this Lease the Lessor may at its election acquire all or any part of the Track Infrastructure located on the Land as at the date of termination or expiry:


                10.1.1 if termination occurs before the expiry of five years from the Commencing Date, at no cost to the Lessor; and

                10.1.2. in any other case, upon payment to the Lessee of the
                        Market Value of the Track Infrastructure.

10.2    USEABLE TRACK INFRASTRUCTURE

        The Lessor may not exercise its right to acquire less than all the Track Infrastructure located on the Land under the preceding subclause unless the Track Infrastructure selected comprises an integrated package or packages of infrastructure capable of use for Railway Operations.

10.3    UNACQUIRED TRACK INFRASTRUCTURE

        With respect to any Track Infrastructure which the Lessor elects not to acquire:

        10.3.1  the Lessee may remove that part of the Track Infrastructure;

        10.3.2 if it removes that part of the Track Infrastructure, the Lessee must ensure that the portion of the Land from which it is removed is not by reason of such removal left unsafe at the Lessee's cost and to the Lessor's reasonable satisfaction; and

        10.3.3 if the Lessee does not remove that part of the Track Infrastructure before the expiry of the Term or within six months after the termination of the Lease, then title to that part of the Track Infrastructure passes to the Lessor.

        10.3.4 If within twelve months after the expiry or termination of the Lease, the Lessor:

                10.3.4.1 commences to make use of the Track Infrastructure or a part of the Track Infrastructure which the Lessor elected not to acquire pursuant to this clause ("Unacquired Track Infrastructure") for Railway Operations; or

                10.3.4.2 makes the Unacquired Track Infrastructure available to another person (a "Railway Licensee") for use in Railway Operations; or

                10.3.4.3 commences a process of calling for bids or tenders or other process designed to lead to a contract under which it is proposed that a Railway Licensee will acquire or have the use of the Unacquired Track Infrastructure for use in Railway Operations;





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                        then the Lessor will be liable to pay to the Lessee the
                        Market Value of so much of the Unacquired Track Infrastructure as the Lessor or the Railway Licensee uses or acquires.

10.4    REMOVAL OF HAZARDS

        The Lessee must comply with the Hazard Removal Obligation attaching to any Significant Public Hazard on the Land or a part of the Land at the time when;

        10.4.1 the Lessee elects to or is required to Surrender the part of the Land; or

        10.4.2  the Lease expires or is terminated.


10.5    PROCESS (ACQUISITION OF TRACK INFRASTRUCTURE)

        Within ninety days of termination of this Lease, or (if the parties have not agreed to a renewal of this Lease) six months prior to the expiry of the Term of this Lease the Lessee must give the Lessor written notice ("a Notice of Value and Condition "):

        10.5.1 (if the Lessee would be entitled to payment for Track Infrastructure) stating the Lessee's estimate of the Market Value of the Track Infrastructure, itemised with respect to the various components of the Track Infrastructure; and

        10.5.2  describing any Significant Public Hazard on or in the Land.

        10.5.3 Within 90 days of receiving a Finalisation Proposal, the Lessor must advise the Lessee by notice in writing:

                10.5.3.1 whether the Lessor elects to acquire any or all of the Track Infrastructure ("Nominated Track Infrastructure");

                10.5.3.2 whether the Lessor accepts or disputes the Lessee's assessment of its Market Value, and if it is disputed, the Lessor's assessment of its Market Value.

10.6    DISPUTED VALUATION

        10.6.1 If the parties do not, within one hundred and twenty days of the Notice of Value and Condition , agree on the Market Value of Track Infrastructure which Lessor elects to acquire, then a party may refer the matter to an independent Expert for determination.

        10.6.2 The independent expert must certify the Market Value of the Nominated Track Infrastructure and within thirty days of receipt of this determination the Lessor must either confirm or revoke its election to acquire the Nominated Track Infrastructure or part of it.







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        10.6.3  If the Lessor revokes its election to acquire any Track
                Infrastructure after an Expert Determination of its Market Value which exceeds the Lessor's assessment of its Market Value, then the Lessor must pay the whole of the costs of the Expert Determination.

10.7    SURRENDER OF THE LEASE AND CONSEQUENTIAL MATTERS

        10.7.1 If the Lease is terminated, the Lessee must promptly execute and deliver a surrender of the Lease.

        10.7.2 If the Lease has been terminated or has expired, the Lessee must promptly give vacant possession of the Land in the condition and state of repair required under this Lease upon demand by the Lessor, and the Lessor must promptly make any payment due to the Lessee in respect of acquisition of the Nominated Track Infrastructure.

        10.7.3 If the Lessee has relinquished possession of the Land prior to the expiry of a period of six months after termination of the Lease, then until that date the Lessor will grant to the Lessee a licence to come onto the Land to the extent reasonably required and for the purpose of removing any Significant Public Hazard or removing Track Infrastructure which has not been acquired by the Lessor.

        10.7.4 After the completion of the Hazard Removal Work in accordance with clause 10.3, the Lessee will be taken to have made the Land free from any Significant Public Hazard.

        10.7.5 Must immediately remedy any damage caused to the Land in the course of removal of the Lessee's Property and/or the Track Infrastructure.

        10.7.6 If the Lessee does not remedy any damage under clause, the Lessor may do so at the Lessee's cost.

        10.7.7 If the Lessee does not remove any Lessee's Property which it is required to remove from the Land or from any place where it is stored by the Lessor within seven days of being asked to do so by the Lessor, that Lessee's Property (if the Lessor so elects) becomes the property of the Lessor at no cost to the Lessor.

11.     HAZARD REMOVAL

        11.1    APPLICATION

                This clause sets out the Hazard Removal Obligation that may arise in circumstances set out in clause 4 or clause 10.

11.2    MEANINGS





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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                11.2.1 Hazard Removal Obligation is the obligation of the Lessee to remove or make safe any Significant Public Hazard, by carrying out Hazard Removal Work;

                11.2.2  A Significant Public Hazard is:

                        11.2.2.1 a tunnel, underpass, building bridge or other structure which is unfit for use for its intended purpose,

                        11.2.2.2 Contamination, other than Existing Contamination as defined in clause 14,

                        11.2.2.3   an excavation, or

                        11.2.2.4   any inherently dangerous substance or thing,

                        located on the Land at the time of expiry or termination of this Lease or located on a part of the Land surrendered under clause 4.

                11.2.3  Hazard Removal Work is:

                        11.2.3.1 with respect to a tunnel, underpass, building, bridge or other structure, demolition, removal of debris and levelling of the site, or, at the Lessee's option, permanently precluding physical access to, or making good to the extent that the building bridge or other structure is not unsafe for any member of the public in, on or in its vicinity;

                        11.2.3.2 with respect to Contamination, removal or making harmless;

                        11.2.3.3 with respect to an excavation, filling in and compacting;

                        11.2.3.4 with respect to an inherently dangerous substance or thing, removal;

                        carried out safely, to a good workmanlike standard, and without causing any unnecessary danger or damage to the Land, to Track Infrastructure or to any persons.

11.3    EXCLUSION OF OBLIGATION

        No Hazard Removal Obligation will attach to a Significant Public Hazard;

        11.3.1 if it is also Track Infrastructure (other than tunnels and bridges) acquired by the Lessor under clause 4 or clause 10; or

        11.3.2 if it existed at the Commencing Date and is located on a part of the Land on which a Non-Operational Line is located.







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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        11.4    ATTACHMENT OF OBLIGATION

                Subject to the preceding subclause, a Hazard Removal Obligation attaches to:

                11.4.1 any Significant Public Hazard with respect to which the Lessor gives a Hazard Removal Notice under clause 4 or clause 10; and

                11.4.2 any Significant Public Hazard which is not identified by the Lessee in a Notice of Value and Condition.

        11.5    DISCHARGE OF OBLIGATION

                A Hazard Removal Obligation is discharged:

                11.5.1  when the Lessee has carried out the Hazard Removal Work;
                        or

                11.5.2 in respect of a Significant Public Hazard not identified by the Lessee in a Notice of Value and Condition, upon the expiry of two years after the surrender of the part of the Land on which the Significant Public Hazard is located, if the Lessor has not within that time given the Lessee a notice identifying that Significant Public Hazard and requiring Hazard Removal Work to be carried out on that Significant Public Hazard.

12.     FORCE MAJEURE

        12.1    DEFINITION

                A "Force Majeure" circumstance is an event or circumstance which, or the consequences of which, the party affected cannot:

                12.1.1 (in the case of the Lessee) control or influence to the extent necessary to permit the conduct of Railway Operations or Minimum Service Requirements; or

                12.1.2 avoid through prudent management processes, policies and precautions, including (without limitation) through the use of alternate resources and work around plans (in the case of the Lessee, consistent with best railway industry practices).

        12.2    SPECIFIC CIRCUMSTANCES

                Subject to clause 12.1, a Force Majeure Circumstance may include:

                12.2.1 fire, flood, earthquake, elements of nature of acts of god, malicious damage, explosion, sabotage, toxic or dangerous chemical contamination (other than as a result of the Lessee's non-performance) riot, civil disorder, rebellion or revolution in Australia;







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        where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                12.2.2 any failure by the Lessor or the Lessee to perform its obligations in accordance with the Lease;

                12.2.3 Existing Contamination on the Land as defined in clause 14;

                12.2.4 any change in the law which changes the manner in which the Lessee can lawfully perform Railway Operations;

                12.2.5 anything done by SACBH or another party purporting to exercise any reservation under clauses 5.2, 5.4, 5.5,
                          5.12 or 6.2(c) if and to the extent that the rights so reserved are exceeded;

                12.2.6 the cessation of any activity in order to avoid an obligation to pay significant compensation in respect of a native title claim in respect of a part of the Land, to the extent that, if paid, the use of that part of the Land may become uneconomic.

                12.2.7 a refusal of consent by the Lessor to the Lessee under clause 6.2.6 or clause 6.2.7, if the Lessor's refusal would be unreasonable were it not for the provisions in these clauses by which refusal on the grounds of an opinion concerning regional economic or employment conditions is taken to be reasonable.

                12.2.8 the absence of legislation or statutory instrument exempting the Initial Track Infrastructure from the requirements of planning legislation.

        12.3    EXPENDITURE

                The expenditure of money by a party is not a Force Majeure Circumstance.

        12.4    EFFECT

                The obligations of a party under this Lease and any corresponding entitlement of the other party arising out of a failure to satisfy such obligations will be suspended to the extent and for so long as the performance of the first-mentioned party's obligations are prevented or delayed by a Force Majeure Circumstance.

        12.5    OBLIGATION TO WORK AROUND

                The party affected by a Force Majeure Circumstance must use its best endeavours to work around or overcome the effect of the Force Majeure Circumstance.

        12.6    NOTIFICATION

                The claiming to be affected by a Force Majeure Circumstance must notify the other party of a Force Majeure Circumstance as soon as the affected party becomes aware that such a circumstance is preventing it from complying with its obligations and in any event promptly upon being notified by the other party of a breach or failure in respect of which the affected party claims to rely on the Force Majeure Circumstance.





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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        12.7    ABATEMENT OF RENT

                Notwithstanding the preceding subclause, the Lessee's obligation to pay rent will not be suspended by reason of a Force Majeure Circumstance, but if and to the extent that;

                12.7.1 any part of the Land is rendered unusable for its accustomed purposes; and

                12.7.2 the Lessee has notified the Lessor of the part of the Land rendered unusable and the reasons why it is unusable;

                Commercial Rent otherwise payable in respect of that part of the Land will be reduced by a proportion equivalent to the proportion of a year during which the part of the Land remains unusable for the purpose of Railway Operations.

13.     GENERAL

        13.1    NOTICES

                13.1.1 For the purpose of this clause notice means a notice, consent, approval or other communication under this Lease.

                13.1.2 A notice must be signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

                        13.1.2.1   delivered to that person's address;

                        13.1.2.2 sent by pre-paid mail to that person's address; or

                        13.1.2.3 transmitted by facsimile to that person's address.

                13.1.3 A notice given to a person in accordance with this clause is treated as having been given and received:

                        13.1.3.1 if delivered, on the day of delivery if delivered before 5.00 pm on a Business Day, otherwise on the next Business Day;

                        13.1.3.2 if sent by pre-paid mail, on the third Business Day after posting; or

                        13.1.3.3 if transmitted by facsimile and a correct and complete transmission report is received, on the day of transmission if the report states that transmission was completed before 5.00 pm on a Business Day, otherwise on the next Business Day.

                13.1.4 For the purpose of this clause the address and facsimile number of a person are those set out below that person's name in the relevant Item in Schedule 2 or another address of which that person may from time to time give notice to each other person.







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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        13.2    COMPLIANCE WITH LAW

                The Lessee must comply with all applicable Laws in the conduct of Railway Operations and any other activity on the Land.

        13.3    GOVERNING LAW

                This Lease is governed by the law in force in South Australia and the parties submit to the non-exclusive jurisdiction of the courts of South Australia and any courts which may hear appeals from those courts in respect of any proceedings in connection with this Lease.

        13.4    WAIVER

                13.4.1 The non-exercise of or delay in exercising any power or right of a party does not operate as a waiver of that power or right, nor does any single exercise of a power or right preclude any other or further exercise of it or the exercise of any other power or right. A power or right may only be waived in writing, signed by the party to be bound by the waiver.

                13.4.2 The Lessor's acceptance of Rent or other money under this Lease does not operate as a waiver of the Lessor's rights under this Lease.

        13.5    SEVERABILITY

                Any provision in this Lease which is invalid or unenforceable in any jurisdiction:

                13.5.1 is to be read down for the purposes of that jurisdiction, if possible, so as to be valid and enforceable; or

                13.5.2  if the provision cannot be read down under paragraph
                        (a), shall be severed if it is capable of being severed to the extent of the invalidity or unenforceability,

               without affecting the remaining provisions of this Lease or affecting the validity or enforceability of that provision in any other jurisdiction.

        13.6    COUNTERPARTS

                This Lease may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

        13.7    FURTHER ASSURANCE

                Each party must do, sign, execute and deliver and must procure that each of its employees and agents does, signs, executes and delivers, all deeds, documents, instruments and acts reasonably required of it or them by notice from another party to carry out and give full effect to this Lease and the rights and obligations of the parties under it.





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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        13.8    ENTIRE AGREEMENT

                Subject to any agreement under clause 8.4 and to the Agreement to Lease:

                13.8.1 this Lease is the entire agreement of the parties on the subject matter;

                13.8.2 the only enforceable obligations and liabilities of the parties in relation to the subject matter are those that arise out of the provisions contained in this Lease;

                13.8.3 all representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this Lease; and

                13.8.4 any subsequent variation of this Lease must be in writing in appropriate form and executed by both the Lessor and the Lessee.

        13.9    COSTS AND EXPENSES

                The Lessee must pay all reasonable costs and expenses of the Lessor in relation to:

                13.9.1 the negotiation, preparation, execution, delivery, stamping, registration, completion, renewal, extension, variation, termination and surrender of this Lease;

                13.9.2 the enforcement, protection or waiver, or attempted enforcement or protection of any right under this Lease;

                13.9.3 the consideration or giving of any consent by the Lessor under this Lease;

                13.9.4 any necessary survey of the Land whether for the purpose of enabling this Lease to be registered or otherwise; and

                13.9.5 all stamp duty assessed in respect of this Lease and any fees payable if this Lease is to be registered pursuant to the Real Property Act, 1886,

                 including, but not limited to, any reasonable legal costs and expenses and any reasonable professional consultant's fees for any of the above on a full indemnity basis.

        13.10   EXCLUSION OF STATUTORY PROVISIONS

                The covenants, powers and provisions implied in Leases by the Real Property Act, 1886 do not apply to this Lease.

        13.11   MITIGATION

                Each party must take all reasonable steps to minimise any loss or damage resulting from a breach of this Lease by the other party.








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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

        13.12   PAYMENT AFTER NOTICE

                13.12.1 If either party gives a notice terminating this Lease, or the Lessor gives a notice demanding immediate possession of the Land, the Lessor's acceptance of, or demand for, Rent or any other money:

                          13.12.1.1 is not evidence of a new Lease for the Land; and

                          13.12.1.2  does not alter the legal effect of the
                                     notice.

                13.12.2 If the Lessee continues to occupy the Land unlawfully after termination of this Lease the Lessee must pay an amount equal to the Rent (by weekly instalments) as compensation for its occupation of the Land.

        13.13   DISPUTES PROVISION

                13.13.1 The parties must act reasonably and promptly and
                        endeavour in good faith to resolve any dispute between them.


                13.13.2 Informal Resolution

                        13.12.2.1 The parties agree that if any dispute arises between them, and prior to any party commencing legal proceedings (other than legal proceedings seeking immediate interlocutory or interim relief), or expert determination that party is entitled to give notice of such matter and the parties must for a period of twenty (20) Business Days following such notice thereafter ("INFORMAL RESOLUTION PERIOD") attempt to resolve the disputed matter informally in a timely manner and in accordance with the procedures set forth in this sub-clause.

                        13.13.2.2 The parties must with a view to resolving the disputed matter, procure a meeting, within the Informal Resolution Period, of senior executives of the parties together with such other advisers and experts who may be able to facilitate a resolution of the disputed matter.

                        13.13.2.3 Any meeting must be convened at a convenient location in South Australia and must be conducted in good faith such that each of the parties approaches the disputed matter in the spirit of mutual understanding and collaboration.

        13.13.3 ISSUES FOR EXPERT DETERMINATION

                If a matter or dispute arises which is required by this lease to be referred to an expert determination and it has not been resolved by, or in accordance with the informal process contained in this clause, the parties must jointly






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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                appoint an independent expert ("Expert") to resolve the matter in accordance with the following provisions of this clause.

                13.13.4 If the parties cannot agree on the Expert within forty
                        (40) Business Days of the notice referred to in subclause 12.13(b), they shall exchange written lists, each identifying five (5) individuals whom the party would accept as the Expert to determine the matter. In the absence of an individual common to each list or if more than one individual is common to each list, the appointment shall be referred to the President for the time being of the law Society of South Australia for the selection of an Expert from one of the lists in the former instance and to determine which of the commonly acceptable individuals shall be appointed in the latter instance.

                13.13.5 The Expert appointed in accordance with this clause must be required to provide a report to each party as soon as practicable after being appointed and must otherwise regulate the receipt of submissions and his or her process of determination in such manner as the Expert shall see fit.

                13.13.6 The costs of the Expert appointed in accordance with this sub-clause must be borne in accordance with a determination by the Expert having regard to the nature of the dispute, the respective positions of the parties and the submissions made by them and must be otherwise, in the opinion of the Expert, fair and equitable in all the circumstances.

                13.13.7 the determination of an Expert under the provisions of this Lease in the absence of a manifest error of fact or miscalculation in the reasons for the determination is binding upon the parties.

        13.14   CONFIRMATION OF COMPLIANCE WITH LEASE

                13.14.1 A party (the "Requesting Party) may, in order to
                        ascertain its or a third party's right, entitlements or obligations, request the other party ("the Responding Party") to confirm in writing either that the Responding Party agrees that a particular act, matter or thing does or a proposed act, matter or thing would, if done, constitute an act, matter or thing carried out in accordance with or otherwise satisfy, in a specified respect, the terms of this Lease (a "Positive Response") or that the Responding party does not so agree (a "Negative Response"). The Requesting Party shall provide sufficient information as is reasonably necessary for the Responding Party to make a proper assessment of the matter.

                13.14.2 On receipt of a request by a Requesting Party under this clause or upon the receipt of the information requested by the Responding Party pursuant to paragraph (c) of this subclause, the Responding Party must as soon as reasonably possible;

                        13.14.2.1  provide a Positive Response;








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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                        13.14.2.2   provide a Negative Response; or

                        13.14.2.3 request any additional information that the Responding Party reasonably requires in order to make a proper assessment of the matter.

                13.14.3 If a Responding Party gives a Negative Response then the
                        Responding Party shall provide sufficient details of its reasons for reaching that response to enable the Requesting Party to determine what acts, matters or things the Requesting Party would have to do in order to comply with or satisfy the provisions of this Lease.

                13.14.4 If the Responding Party provides a Positive Response then the Positive Response is binding on the Requesting Party and the Responding Party in relation to the application of the provisions of this Lease as to the relevant act, matter or thing as disclosed by the Requesting Party to the Responding Party in the notice specified in subclause 13.14.1 only on the basis of and by reference to the information provided to the Responding Party by the Requesting Party pursuant to this clause.

                13.14.5 If the Responding Party provides a Positive Response and any information provided to the Responding Party for the purpose of making an assessment is false, misleading, inaccurate or incomplete in a material respect, then the Positive Response shall not be binding on the Requesting Party and the Responding Party in relation to the application of the provisions of this Lease as to the relevant act, matter or thing, and the Requesting Party is liable for any expense, loss or damage caused as a result of reliance on the information so provided.

        13.15   LESSEE'S WARRANTY

                The Lessee warrants that it has not been induced to enter into this Lease by any express or implied statement, warranty or representation:

                13.15.1   whether oral, written or otherwise;

                13.15.2 made by or on behalf of the Lessor in respect of the Land or anything relating to, or which could have an effect on, the Land including but not limited to:

                          13.15.2.1 the fitness or suitability of the Land for
                                    any purpose;

                          13.15.2.2 any fixtures, facilities or amenities on the
                                    Land; or

                          13.15.2.3 the conduct of any other business in the
                                    buildings located on the Land.

        13.16   NO MERGER





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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                The provisions of this Lease do not merge on termination.

        13.17   EXCLUSION OF MORATORIUM

                To the extent permitted  by law, any legislation which:

                13.17.1 lessens or otherwise varies or affects any obligation under this Lease to the detriment of the Lessor; or

                13.17.2 stays, postpones or otherwise prejudicially affects the Lessor's exercise of any right, power, remedy or discretion under this Lease,

                is excluded from this Lease.

14.     CONTAMINATION

        14.1    DEFINITIONS

                ENVIRONMENTAL LAW means any statute or common law relating to the storage, handling or transportation of waste, dangerous goods or hazardous material, relating to occupational health and safety or which has as one of its purposes or effects the protection of the environment.

                ENVIRONMENTAL NOTICE means any direction, order, demand or other requirements to take any action or refrain from taking any action in respect of the Land or its use from any Authority, whether written or otherwise and in connection with any Environmental Law.

        14.2    EXISTING CONTAMINATION AND COMMONWEALTH REMEDIATION

                14.2.1 The Lessee acknowledges that it is aware of, and the Lessor is not liable to the Lessee in respect of, Contamination on the Land as at the Commencing Date ("EXISTING CONTAMINATION");

                14.2.2 The parties acknowledge that the Commonwealth has agreed with the Lessee to conduct Remediation Works on the Land to remove or make harmless the Existing Contamination.

                14.2.3 The Lessee must license the Commonwealth by its servants, agents and contractors, to enter on the Land for the purpose of the Remediation Works, on terms and conditions reasonably agreed for that purpose and the Lessor consents to the Lessee giving the Commonwealth such licence.

        14.3    COMPLIANCE WITH ENVIRONMENTAL NOTICES

                14.3.1 The Lessee must, at its cost, promptly comply with any Environmental Notice issued after the Commencing Date, but only if and to the extent that the Contamination of the Land has been caused or contributed to after the Commencing Date.






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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

                14.3.2 The Lessee must give the following to the Lessor, within 7 days of receipt:

                        14.3.2.1  a copy of any Environmental Notice;

                        14.3.2.2 copies of all reports, invoices and other documents relating to the Lessee's compliance (if any) with an Environmental Notice; and

                        14.3.2.3 any other information relating to an Environmental Notice or the Lessee's compliance (if any) with it.

        14.4    INDEMNITY

                The Lessee indemnifies the Lessor against any loss, claim, liability, cost or expense suffered or incurred by the Lessor in respect of:

                14.4.1 any Contamination of the Land caused or contributed to by the Lessee, to the extent that the Lessee caused or contributed to it;

                14.4.2 any pollution from or to the Land after the Commencing Date; and

                14.4.3 any Environmental Notice made after the Commencing Date except to the extent that it applies to Existing Contamination; and

                including legal costs on a full indemnity basis.

15. EXCLUSION OF COVENANTS IMPLIED BY STATUTE

    15.1   REAL PROPERTY ACT

           Pursuant to section 262 of the Real Property Act, 1886, the operation of sub section 125(1) and 125(2) of the Real Property Act, 1886 is expressly negatived and shall not be implied as a power of the Lessor in respect of this Lease.

     15.2  LANDLORD AND TENANT ACT

           The operation of subsection 4(1) of the Landlord and Tenant Act, 1936 is expressly negatived and shall not be implied as a power of the Lessor in respect of this Lease.





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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

16.     FURTHER ASSURANCES

        The parties shall do all acts, matters and things and sign all documents and shall cause to be done all acts necessary to give full effect to the terms of this Lease.

17.     ACKNOWLEDGEMENT THAT THIS LEASE IS NOT A "MISCELLANEOUS LEASE"

        The Lessor and the Lessee acknowledge and agree that this Lease is not and shall not be construed as being a miscellaneous lease for the purposes of the Crown Lands Act, 1929.










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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.

*SCHEDULE 1     LAND
*SCHEDULE 2     ADDRESSES FOR NOTICES
*SCHEDULE 3     RAIL CORRIDORS
*SCHEDULE 4     MINIMUM SERVICES TO BE PROVIDED BY THE LESSEE
*SCHEDULE 5     SACBH AGREEMENT
*SCHEDULE 6     PART A:  NATIONAL ESTATE LAND
                PART B:  STATE HERITAGE

*OMITTED SCHEDULES

UPON WRITTEN REQUEST, THE REGISTRANT WILL PROVIDE COPIES OF ANY OF THE REFERENCED OMITTED SCHEDULES.

SIGNED SEALED AND DELIVERED                     )
for and on behalf of THE CROWN IN               )
THE RIGHT OF THE STATE OF                       )
SOUTH AUSTRALIA by                              )

being a duly authorised person in the
presence of:
 .....................................






                                                    ...........................


THE COMMON SEAL of [name of Lessee]             )
was affixed in the presence of, and             )
the sealing is witnessed by:                    )


 ......................................
Secretary
                                                    ...........................
Name (printed):)                                     Director

                                                     Name (printed):





SIGNED SEALED AND DELIVERED                     )
by [name of Guarantor] in the presence of:      )
                                                )






 ......................................
Witness

                                                      .........................
Name (printed):






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NOTE:-  Every annexed page shall be signed by the parties to the dealing, or where the party is a corporate body, be signed by the persons who have attested the affixing of the seal of that body to the dealing.